Exhibit 10.1

Execution Version

ORDINARY SHARES PURCHASE AGREEMENT

Dated as of September 2, 2022

by and between

TRITIUM DCFC LIMITED

and

B. RILEY PRINCIPAL CAPITAL II, LLC

i

Section 10.12.	Survival	57
Section 10.13.	Counterparts	57
Section 10.14.	Publicity	57
Section 10.15.	Severability	58
Section 10.16.	Further Assurances	58
Section 10.17.	Judgment Currency	58

Annex I. Definitions

ORDINARY SHARES PURCHASE AGREEMENT

This ORDINARY SHARES PURCHASE AGREEMENT is made and entered into as of September 2, 2022 (this “Agreement”), by and between B. Riley Principal Capital II, LLC, a Delaware limited liability company (the “Investor”), and Tritium DCFC Limited, an Australian public company limited by shares (the “Company”).

RECITALS

WHEREAS, the parties desire that, upon the terms and subject to the conditions and limitations set forth herein, the Company may allot, issue and sell to the Investor, from time to time as provided herein, and the Investor shall subscribe for and purchase from the Company, up to $75,000,000 in aggregate gross purchase price of newly issued Ordinary Shares;

WHEREAS, such issues and sales of Ordinary Shares by the Company to the Investor will be made in reliance upon the provisions of Section 4(a)(2) of the Securities Act (“Section 4(a)(2)”) and/or Rule 506(b) of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”), and upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the issues and sales of Ordinary Shares to the Investor to be made hereunder;

WHEREAS, the parties hereto are concurrently entering into a Registration Rights Agreement in the form attached as Exhibit A hereto (the “Registration Rights Agreement”), pursuant to which the Company shall register under the Securities Act the resale of the Registrable Securities (as defined in the Registration Rights Agreement) by the Investor, upon the terms and subject to the conditions set forth therein;

WHEREAS, in consideration for the Investor’s execution and delivery of this Agreement, the Company is concurrently causing its transfer agent to issue to the Investor the Commitment Shares pursuant to and in accordance with Section 10.1(ii); and

WHEREAS, the Company acknowledges that the Investor is an Affiliate of the B. Riley group of entities, and its Affiliate, B. Riley Securities, Inc. (“BRS”), is acting as the Investor’s representative in connection with the transactions contemplated by the Transaction Documents.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex I hereto, and hereby made a part hereof, or as otherwise set forth in this Agreement.

ARTICLE II

PURCHASE AND SALE OF ORDINARY SHARES

Section 2.1. Purchase and Sale of Ordinary Shares. Upon the terms and subject to the conditions of this Agreement, during the Investment Period, the Company, in its sole discretion, shall have the right, but not the obligation, to allot, issue and sell to the Investor, and the Investor shall subscribe for and purchase from the Company, up to $75,000,000 (the “Total Commitment”) in aggregate gross purchase price of duly authorized, validly issued and fully paid Ordinary Shares that will not be subject to any call for payment of further capital (subject to full payment therefor by the Investor in accordance with the terms of this Agreement) (such amount of Ordinary Shares, the “Aggregate Limit”), by the delivery to the Investor of VWAP Purchase Notices and Intraday VWAP Purchase Notices as provided in Article III.

Section 2.2. Closing Date; Settlement Dates. This Agreement shall become effective and binding (the “Closing”) upon (a) the delivery of counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto and thereto, and (b) the delivery of all other documents, instruments and writings required to be delivered at the Closing, in each case as provided in Section 7.1(iv), to the offices of Dorsey & Whitney LLP, 51 West 52nd Street, New York, NY 10019-6119, at 5:00p.m., New York City time, on the Closing Date. In consideration of and in express reliance upon the representations, warranties and covenants contained in, and upon the terms and subject to the conditions of, this Agreement, during the Investment Period, the Company, at its sole option and discretion, may allot, issue and sell to the Investor, and, if the Company elects to so allot, issue and sell, the Investor shall subscribe for and purchase from the Company, the Shares in respect of each VWAP Purchase and each Intraday VWAP Purchase (as applicable). The delivery of Shares in respect of each VWAP Purchase and each Intraday VWAP Purchase, and the payment for such Shares, shall occur in accordance with Section 3.3.

Section 2.3. Initial Public Announcements and Required Filings. The Company shall, not later than 9:00 a.m., New York City time, on the second (2nd) Trading Day immediately after the date of this Agreement, file with the Commission a Report of Foreign Private Issuer on Form 6-K disclosing the execution of this Agreement and the Registration Rights Agreement by the Company and the Investor and describing the material terms of the transactions contemplated by the Transaction Documents, including, without limitation, the issuance of the Commitment Shares to the Investor in accordance with Section 10.1(ii), and attaching as exhibits thereto copies of each of this Agreement, the Registration Rights Agreement and, if applicable, any press release issued by the Company disclosing the execution of this Agreement and the Registration Rights Agreement by the Company (including all exhibits thereto, the “Form 6-K Report”). The Company shall provide the Investor a reasonable opportunity to comment on a draft of the Form 6-K Report prior to filing the Form 6-K Report with the Commission and shall give due consideration to all such comments. From and after the filing of the Form 6-K Report with the Commission, the Company shall have publicly disclosed all material, nonpublic information delivered to the Investor (or the Investor’s representatives or agents) by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, agents or representatives (if any) in connection with the transactions contemplated by the Transaction Documents. The Investor covenants that until such time as the transactions contemplated by this Agreement and the Registration Rights Agreement are publicly disclosed by the Company as described in this Section

2.3, the Investor shall maintain the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents (including the existence and terms of the transactions contemplated thereby), except that the Investor may disclose the terms of such transactions to its financial, accounting, legal and other advisors (provided that the Investor directs such Persons to maintain the confidentiality of such information). To the extent any Securities are issued and sold pursuant to Regulation D, not later than 15 calendar days following the Closing Date, the Company shall file with the Commission a Form D with respect to the allotment, issuance and sale of the Securities in accordance with Regulation D. The Company shall use its commercially reasonable efforts to prepare and, as soon as practicable, but in no event later than the applicable Filing Deadline, file with the Commission the Initial Registration Statement and any New Registration Statement under the Securities Act covering only the resale by the Investor of the Registrable Securities in accordance with the Securities Act and the Registration Rights Agreement. At or before 8:30 a.m. (New York City time) on the Trading Day immediately following the Effective Date of the Initial Registration Statement and any New Registration Statement (or any post-effective amendment thereto), the Company shall file with the Commission in accordance with Rule 424(b) under the Securities Act the final Prospectus to be used in connection with resales of the Registrable Securities by the Investor pursuant to such Registration Statement (or post-effective amendment thereto).

ARTICLE III

PURCHASE TERMS

Subject to the satisfaction of the conditions set forth in Article VII, the parties agree as follows:

Section 3.1. VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 (the “Commencement” and the date of initial satisfaction of all of such conditions, the “Commencement Date”) and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, the Company shall have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of a VWAP Purchase Notice for a VWAP Purchase, specifying therein whether such VWAP Purchase is (a) a VWAP Purchase-Type A (each such subscription and purchase, a “VWAP Purchase-Type A”) or (b) a VWAP Purchase-Type B (each such subscription and purchase, a “VWAP Purchase-Type B”), on the applicable Purchase Date therefor, to subscribe for and purchase a specified VWAP Purchase Share Amount, which shall not exceed the applicable VWAP Purchase Maximum Amount, at the applicable VWAP Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may timely deliver to the Investor a VWAP Purchase Notice for a VWAP Purchase on any Trading Day selected by the Company as the Purchase Date for such VWAP Purchase, so long as (i) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases (as applicable) pursuant to this Agreement have been received by the Investor as DWAC Shares prior to the Company’s delivery to the Investor of such VWAP Purchase Notice for such VWAP Purchase on such Purchase Date. The Investor is obligated to accept each VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any VWAP Purchase Notice directing the Investor to subscribe for and purchase a VWAP Purchase Share Amount in excess of the applicable VWAP Purchase Maximum Amount that the Company is then permitted to include in such VWAP Purchase Notice (taking into account whether the VWAP Purchase to be effected pursuant to such VWAP Purchase Notice is specified by the Company as a VWAP Purchase-Type A or a VWAP Purchase-Type B), such VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the VWAP Purchase Share Amount set forth in such VWAP Purchase Notice exceeds such applicable VWAP Purchase Maximum Amount, and the Investor shall have no obligation to subscribe for and purchase, and shall not subscribe for and purchase, such excess Shares pursuant to such VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to subscribe for and purchase the applicable VWAP Purchase Maximum Amount pursuant to such VWAP Purchase. At or prior to 5:30 p.m., New York City time, on the Purchase Date for each VWAP Purchase, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable VWAP Purchase Notice, a written confirmation for such VWAP Purchase setting forth the applicable VWAP Purchase Price per Share to be paid by the Investor for the Shares subscribed for and purchased by the Investor in such VWAP Purchase, and the total aggregate VWAP Purchase Price to be paid by the Investor for the total VWAP Purchase Share Amount subscribed for and purchased by the Investor in such VWAP Purchase. Notwithstanding the foregoing, the Company shall not deliver any VWAP Purchase Notices to the Investor during the PEA Period, any Allowable Grace Period or any MPA Period.

Section 3.2. Intraday VWAP Purchases. Upon the initial satisfaction of all of the conditions set forth in Section 7.2 on the Commencement Date and from time to time thereafter, subject to the satisfaction of all of the conditions set forth in Section 7.3, in addition to VWAP Purchases as described in Section 3.1, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase, specifying therein whether such Intraday VWAP Purchase is (a) an Intraday VWAP Purchase-Type A (each such subscription and purchase, an “Intraday VWAP Purchase-Type A”) or (b) an Intraday VWAP Purchase-Type B (each such subscription and purchase, an “Intraday VWAP Purchase-Type B”), on the applicable Purchase Date therefor, to subscribe for and purchase a specified Intraday VWAP Purchase Share Amount, which shall not exceed the applicable Intraday VWAP Purchase Maximum Amount, at the applicable Intraday VWAP Purchase Price therefor on such Purchase Date in accordance with this Agreement. The Company may timely deliver to the Investor an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase on any Trading Day selected by the Company as the Purchase Date for such Intraday VWAP Purchase, so long as (i) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding such Purchase Date is not less than the Threshold Price, and (ii) all Shares subject to all prior VWAP Purchases and Intraday VWAP Purchases (as applicable) have been received by the Investor as DWAC Shares prior to the Company’s delivery to the Investor of such Intraday VWAP Purchase Notice for such Intraday VWAP Purchase on such Purchase Date. The Investor is obligated to accept each Intraday VWAP Purchase Notice prepared and delivered by the Company in accordance with the terms of and subject to the satisfaction of the conditions contained in this Agreement. If the Company delivers any Intraday VWAP Purchase Notice directing the Investor to subscribe for and purchase an Intraday VWAP Purchase Share Amount in excess of the applicable Intraday VWAP Purchase Maximum Amount that the Company is then permitted to include in such Intraday VWAP Purchase Notice (taking into account whether the Intraday VWAP Purchase to be effected pursuant to such Intraday VWAP Purchase Notice is specified by the Company as an Intraday VWAP Purchase-Type A or an

Intraday VWAP Purchase-Type B), such Intraday VWAP Purchase Notice shall be void ab initio to the extent of the amount by which the Intraday VWAP Purchase Share Amount set forth in such Intraday VWAP Purchase Notice exceeds such applicable Intraday VWAP Purchase Maximum Amount, and the Investor shall have no obligation to subscribe for and purchase, and shall not subscribe for and purchase, such excess Shares pursuant to such Intraday VWAP Purchase Notice; provided, however, that the Investor shall remain obligated to subscribe for and purchase the applicable Intraday VWAP Purchase Maximum Amount pursuant to such Intraday VWAP Purchase. At or prior to 5:30 p.m., New York City time, on the Purchase Date for a VWAP Purchase on which one or more Intraday VWAP Purchases also shall have occurred, the Investor shall provide to the Company, by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday VWAP Purchase Notice, a written confirmation for each such Intraday VWAP Purchase, setting forth the applicable Intraday VWAP Purchase Price per Share to be paid by the Investor for the Shares subscribed for and purchased by the Investor in such Intraday VWAP Purchase, and the total aggregate Intraday VWAP Purchase Price to be paid by the Investor for the total Intraday VWAP Purchase Share Amount subscribed for and purchased by the Investor in such Intraday VWAP Purchase. Notwithstanding the foregoing, the Company shall not deliver any Intraday VWAP Purchase Notices to the Investor during the PEA Period, any Allowable Grace Period or any MPA Period.

Section 3.3. Settlement. The Shares constituting the applicable VWAP Purchase Share Amount subscribed for and purchased by the Investor in each VWAP Purchase, and the Shares constituting the applicable Intraday VWAP Purchase Share Amount subscribed for and purchased by the Investor in each Intraday VWAP Purchase (as applicable), in each case shall be allotted, issued and delivered to the Investor as DWAC Shares not later than 10:00 a.m., New York City time, on the Trading Day immediately following the Purchase Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable) (the “Purchase Share Delivery Date”). For (a) each VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (1) the total number of Shares subscribed for and purchased by the Investor in such VWAP Purchase and (2) the applicable VWAP Purchase Price for such Shares, as full payment for such Shares subscribed for and purchased by the Investor in such VWAP Purchase, and (b) each Intraday VWAP Purchase, the Investor shall pay to the Company an amount in cash equal to the product of (1) the total number of Shares subscribed for and purchased by the Investor in such Intraday VWAP Purchase and (2) the applicable Intraday VWAP Purchase Price for such Shares, as full payment for such Shares subscribed for and purchased by the Investor in such Intraday VWAP Purchase, in each case via wire transfer of immediately available funds, not later than 5:00 p.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable), provided the Investor shall have timely received, as DWAC Shares, all of such Shares subscribed for and purchased by the Investor in such VWAP Purchase and Intraday VWAP Purchase (as applicable) on such Purchase Share Delivery Date in accordance with the first sentence of this Section 3.3, or, if any of such Shares are received by the Investor after 1:00 p.m., New York City time, then the Company’s receipt of such funds in its designated bank account shall occur on the Trading Day next following the Trading Day on which the Investor shall have received all of such Shares as DWAC Shares, but not later than 5:00 p.m., New York City time, on such next Trading Day. If the Company or its transfer agent shall fail for any reason, other than a failure of the Investor or its broker-dealer to set up a DWAC and required instructions, to allot, issue and deliver to the Investor, as DWAC Shares, any Shares subscribed for and purchased by the Investor in a VWAP Purchase or an Intraday VWAP Purchase prior to 10:00 a.m., New York City time, on the Trading Day immediately following the applicable Purchase Share Delivery Date for such VWAP Purchase and for each such Intraday VWAP Purchase (as applicable), and if on or after such Trading Day the Investor subscribes for and purchases (in an open market transaction or otherwise) Ordinary Shares to deliver in satisfaction of a sale by the Investor of such Shares that the Investor anticipated receiving from the Company on such Purchase Share Delivery Date in respect of such VWAP Purchase or such Intraday VWAP Purchase (as applicable), then the Company shall, within one (1) Trading Day after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the Ordinary Shares so subscribed for and purchased (the “Cover Price”), at which point the Company’s obligation to allot, issue and deliver such Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to allot, issue and deliver to the Investor such Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total purchase price paid by the Investor pursuant to this Agreement for all of the Shares subscribed for and purchased by the Investor in such VWAP Purchase or such Intraday VWAP Purchase (as applicable). The Company shall not issue any fraction of a share of Ordinary Shares to the Investor in connection with any VWAP Purchase or Intraday VWAP Purchase effected pursuant to this Agreement. If the issuance would result in the issuance of a fraction of a share of Ordinary Shares, the Company shall round such fraction of a share of Ordinary Shares up or down to the nearest whole share. All payments to be made by the Investor pursuant to this Agreement shall be made by wire transfer of immediately available funds to such bank account as the Company may from time to time designate by written notice to the Investor in accordance with the provisions of this Agreement.

Section 3.4. Exemption From Certain Trading Market Requirements; Australian Corporations Act Limitation.

(a) Exemption From Certain Trading Market Shareholder Approval Requirements. The Company has taken all actions, provided all such notices and disclosures, and obtained all consents, approvals, waivers or confirmations required under applicable listing rules of the Trading Market, including, without limitation, under Nasdaq Listing Rule 5613, such that the shareholder approval requirements under Nasdaq Listing Rules 5635(b) and 5635(d) shall not be applicable for any purposes of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby.

(b) Corporations Act Limitation. Notwithstanding any other provision of this Agreement, the Company shall not allot, issue or sell any Ordinary Shares pursuant to this Agreement, and the Investor shall not subscribe for, acquire or purchase any Ordinary Shares pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of Ordinary Shares in which the Investor would have a “relevant interest” (as that term is defined in the Corporations Act) would exceed the maximum number of Ordinary Shares in which the Investor may have a “relevant interest” (as that term is defined in the Corporations Act) without (i) violating Section 606 of the Corporations Act or (ii) obtaining shareholder approval under Item 7 of Section 611 of the Corporations Act (such maximum number of Ordinary Shares, the “Corporations Act Limitation”), unless and until the Company elects to solicit shareholder approval of the transactions contemplated by this Agreement and the shareholders of the Company have in fact approved the transactions contemplated by this Agreement in accordance with the

Corporations Act and the Company Organizational Documents, or another exception to the prohibitions in Section 606 of the Corporations Act is then applicable under Section 611 of the Corporations Act, as confirmed to the Investor in writing by the Company’s outside Australian counsel, that permits the issuance of Ordinary Shares pursuant to this Agreement in excess of the Corporations Act Limitation.

(c) General. The Company shall not, allot issue or sell any Ordinary Shares pursuant to this Agreement if such allotment, issuance or sale would reasonably be expected to result in (A) a violation of the Securities Act or the Corporations Act or (B) a breach of the rules of the Trading Market. The provisions of this Section 3.4 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.4 only if necessary to ensure compliance with the Securities Act, the Corporations Act and the applicable rules of the Trading Market.

Section 3.5. Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not allot, issue or sell, and the Investor shall not subscribe for, purchase or acquire, any Ordinary Shares under this Agreement which, when aggregated with all other Ordinary Shares then beneficially owned by the Investor and its Affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the outstanding Ordinary Shares (the “Beneficial Ownership Limitation”). Upon the written request of the Investor, the Company shall promptly (but not later than the next business day on which the Company’s transfer agent is open for business) confirm orally or in writing to the Investor the number of Ordinary Shares then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required under this Section 3.5 and the application of this Section 3.5. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error. The provisions of this Section 3.5 shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.5 to the extent necessary to properly give effect to the limitations contained in this Section 3.5.

Section 3.6. Application for Shares. This Agreement serves as an application by the Investor for the allotment of the Ordinary Shares subscribed for and purchased by the Investor on the applicable Purchase Date for each VWAP Purchase and Intraday VWAP Purchase pursuant to this Agreement, and accordingly it will not be necessary for the Investor to provide a separate (additional) application for such Ordinary Shares on the applicable Purchase Date for each VWAP Purchase and Intraday VWAP Purchase pursuant to this Agreement.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor hereby makes the following representations, warranties and covenants to the Company:

Section 4.1. Organization and Standing of the Investor. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

Section 4.2. Authorization and Power. The Investor has the requisite limited liability company power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to subscribe for and purchase or acquire the Securities in accordance with the terms hereof. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action, and no further consent or authorization of the Investor, its officers or its sole member is required. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes a valid and binding obligation of the Investor enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership, or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 4.3. No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation by the Investor of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of such Investor’s certificate of formation, limited liability company agreement or other applicable organizational instruments, (ii) conflict with, constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Investor is a party or is bound, (iii) create or impose any lien, charge or encumbrance on any property of the Investor under any agreement or any commitment to which the Investor is party or under which the Investor is bound or under which any of its properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, or regulation, or any order, judgment or decree of any Governmental Authority applicable to the Investor or by which any of its properties or assets are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, prohibit or otherwise interfere with, in any material respect, the ability of the Investor to enter into and perform its obligations under this Agreement and the Registration Rights Agreement. The Investor is not required under any applicable federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any Governmental Authority in order for it to execute, deliver or perform any of its obligations under this Agreement and the Registration Rights Agreement or to subscribe for and purchase or acquire the Securities in accordance with the terms hereof, other than as may be required by FINRA; provided, however, that for purposes of the representation made in this sentence, the Investor is assuming and relying upon the accuracy of the relevant representations and warranties and the compliance with the relevant covenants and agreements of the Company in the Transaction Documents to which it is a party.

Section 4.4. Investment Purpose. The Investor is acquiring the Securities for its own account, for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, in violation of the Securities Act, any applicable state securities laws or any applicable Australian laws; provided, however, that by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement filed pursuant to the Registration Rights Agreement or an applicable exemption under the Securities Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to sell or distribute any of the Securities. The Investor is acquiring the Securities hereunder in the ordinary course of its business.

Section 4.5. Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. If the Investor is located in Australia, the Investor represents and warrants that it is a person who falls within an exempt offer category in section 708 of the Corporations Act (including “sophisticated investors” or “professional investors” within the meaning of section 708(8) and 708(11) respectively of the Corporations Act.

Section 4.6. Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

Section 4.7. Information. All materials relating to the business, financial condition, management and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor have been furnished or otherwise made available to the Investor or its advisors, including, without limitation, the Commission Documents. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor is able to bear the economic risk of an investment in the Securities, including a total loss thereof, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of a proposed investment in the Securities. The Investor and its advisors have been afforded the opportunity to ask questions of and receive answers from representatives of the Company concerning the financial condition and business of the Company and other matters relating to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or in any other Transaction Document to which the Company is a party or the Investor’s right to rely on any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby (including, without limitation, the opinions of the Company’s counsel delivered pursuant to Sections 7.1(iv), 7.2(xvi) and 7.3(x)). The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor understands that it (and not the Company) shall be responsible for its own tax liabilities that may arise as a result of this investment or the transactions contemplated by this Agreement.

Section 4.8. No Governmental Review. The Investor understands that no U.S. federal or state agency, Australian agency or any other government or Governmental Authority has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

Section 4.9. No General Solicitation. The Investor is not purchasing or acquiring the Securities as a result of any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 4.10. Not an Affiliate. The Investor is not an officer, director or an Affiliate of the Company. Immediately prior to the execution of this Agreement, the Investor did not beneficially own any Ordinary Shares or securities exercisable for or convertible into Ordinary Shares. During the Investment Period, the Investor will not acquire for its own account any Ordinary Shares or securities exercisable for or convertible into Ordinary Shares, other than pursuant to this Agreement; provided, however, that nothing in this Agreement shall prohibit or be deemed to prohibit the Investor from purchasing, in an open market transaction or otherwise, Ordinary Shares necessary to make delivery by the Investor in satisfaction of a sale by the Investor of Shares that the Investor anticipated receiving from the Company in connection with the settlement of a VWAP Purchase or an Intraday VWAP Purchase (as applicable) if the Company or its transfer agent shall have failed for any reason (other than a failure of the Investor or its Broker-Dealer to set up a DWAC and required instructions) to electronically transfer all of the Shares subject to such VWAP Purchase or such Intraday VWAP Purchase (as applicable) to the Investor on the applicable Purchase Share Delivery Date by crediting the Investor’s or its designated Broker-Dealer’s account at DTC through its DWAC delivery system in compliance with Section 3.3 of this Agreement. For the avoidance of doubt, the foregoing restriction does not apply to any Affiliate of the Investor, provided that any such purchases do not cause the Investor to violate any applicable Exchange Act requirement, including Regulation M.

Section 4.11. No Prior Short Sales. At no time prior to the date of this Agreement has the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member, engaged in or effected, in any manner whatsoever, directly or indirectly, for its own account or for the account of any of its Affiliates, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Ordinary Shares or (ii) hedging transaction, which establishes a net short position with respect to the Ordinary Shares.

Section 4.12. Statutory Underwriter Status. The Investor acknowledges that it will be disclosed as an “underwriter” and a “selling shareholder” in each Registration Statement and in any Prospectus contained therein to the extent required by applicable law and to the extent the Prospectus is related to the resale of Registrable Securities by the Investor.

Section 4.13. Resales of Securities. The Investor represents, warrants and covenants that it will resell Securities subscribed for and purchased or acquired by the Investor from the Company pursuant to this Agreement only pursuant to the Registration Statement in which the resale of such Securities is registered under the Securities Act, in a manner described under the caption “Plan of Distribution” in such Registration Statement, and in a manner in compliance with all applicable

U.S. federal and applicable state securities laws, rules and regulations, and all applicable Australian laws and regulations. The Investor further acknowledges that the removal of the restrictive legend from certificate(s) or book-entry statement(s) representing the Commitment Shares issued prior to the Effective Date of the Initial Registration Statement as required by Section 10.1(iv) is predicated, in part, upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties and covenants set forth in this Section 4.13.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

Except as set forth in the disclosure schedule delivered by the Company to the Investor (which is hereby incorporated by reference in, and constitutes an integral part of, this Agreement) (the “Disclosure Schedule”), the Company hereby makes the following representations, warranties and covenants to the Investor:

Section 5.1. Organization, Good Standing and Power. The Company is a corporation registered and validly existing under the Corporations Act and has the requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as described in the Commission Documents. The Company is duly qualified or licensed to do business in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Subsidiary of the Company is a corporation or other organization duly incorporated or organized, validly existing and in good standing (to the extent such concept is recognized in the applicable jurisdiction) under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other organizational power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as described in the Commission Documents. Each Subsidiary of the Company is duly qualified or licensed to do business, and is in good standing (to the extent such concept is recognized and applies to the Subsidiary in the applicable jurisdiction), in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.2. Authorization, Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under each of the Transaction Documents to which it is a party and to issue the Securities in accordance with the terms hereof and thereof. Except for approvals of the Company’s Board of Directors or a committee thereof as may be required in connection with any issuance and sale of Shares to the Investor hereunder (which approvals shall be obtained prior to the delivery of any VWAP Purchase Notice and any Intraday VWAP Purchase Notice), the execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company, its Board of Directors or its shareholders is required. Each of the Transaction Documents to which the Company is a party has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application (including any limitation of equitable remedies).

Section 5.3. Capitalization. The share capital of the Company and the issued Ordinary Shares were as set forth in the Commission Documents as of the dates reflected therein. All of the issued Ordinary Shares have been duly authorized and validly issued, and are fully paid and will not be subject to any call for payment of further capital. Except for customary transfer restrictions contained in agreements entered into by the Company to sell restricted securities or as set forth in the Commission Documents, this Agreement and the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any securities under the Securities Act or under applicable Australian laws. Except as set forth in the Commission Documents, no Ordinary Shares are entitled to preemptive rights and there are no outstanding debt securities and no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional share capital of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any share capital of the Company other than those issued or granted in the ordinary course of business pursuant to the Company’s equity incentive and/or compensatory plans or arrangements. Except as set forth in the Commission Documents, the Company is not a party to, and it has no Knowledge of, any agreement restricting the voting or transfer of any share capital of the Company. Except as set forth in the Commission Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement, the Registration Rights Agreement or any of the other Transaction Documents or the consummation of the transactions described herein or therein. The Company has filed with the Commission true and correct copies of the Company Organizational Documents, as in effect on the Closing Date.

Section 5.4. Issuance of Securities. The Commitment Shares have been, and the Shares to be issued and sold under this Agreement have been, or with respect to Shares to be subscribed for and purchased by the Investor pursuant to a particular VWAP Purchase Notice or a particular Intraday VWAP Purchase Notice, will be, prior to the delivery to the Investor hereunder of such VWAP Purchase Notice and Intraday VWAP Purchase Notice, respectively, duly authorized by all necessary corporate action on the part of the Company. The Commitment Shares, when issued to the Investor in accordance with this Agreement, and the Shares, when issued and sold against payment therefor in accordance with this Agreement, shall be validly issued, fully paid and shall not be subject to any call for payment of further capital, and shall be free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof, and the Investor shall be entitled to all rights accorded to a holder of Ordinary Shares. As of the Commencement Date, up to $75,000,000 in Ordinary Shares shall have been duly authorized by the Company for issuance as Shares pursuant to one or more VWAP Purchases and Intraday VWAP Purchases under this Agreement. The issuance of an aggregate of $75,000,000 in Ordinary Shares by the Company, and the subscription and purchase of such Ordinary Shares by the Investor pursuant to this Agreement, will not contravene any limitations on the number or value of shares that the Company may issue imposed by the ASIC, the Corporations Act or the Company Organizational Documents. The Ordinary Shares of the Company conform in all material respects to the descriptions thereof contained in the Commission Documents.

Section 5.5. No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby do not and shall not (i) result in a violation of any provision of the Company Organizational Documents, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or is bound, (iii) create or impose a lien, charge or encumbrance on any property or assets of the Company or any of its Subsidiaries under any agreement or any commitment to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective properties or assets is subject, or (iv) result in a violation of any U.S. federal, state, local or foreign statute, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected (including U.S. federal and state securities laws and regulations, Australian securities laws and regulations, the Corporations Act and the rules and regulations of the Trading Market or Eligible Market, as applicable), except, in the case of clauses (ii), (iii) and (iv), for such conflicts, defaults, terminations, amendments, acceleration, cancellations, liens, charges, encumbrances and violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as specifically contemplated by this Agreement or the Registration Rights Agreement and as required under the Securities Act, any applicable state securities laws and under any applicable Australian laws (including the Corporations Act), the Company is not required under any federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or Governmental Authority (including, without limitation, the Trading Market) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents to which it is a party, or to issue the Securities to the Investor in accordance with the terms hereof and thereof (other than such consents, authorizations, orders, filings or registrations as have been obtained or made prior to the Closing Date); provided, however, that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the representations and warranties of the Investor in this Agreement and the compliance by it with its covenants and agreements contained in this Agreement and the Registration Rights Agreement.

Section 5.6. Commission Documents, Financial Statements; Disclosure Controls and Procedures; Internal Controls Over Financial Reporting; Accountants.

(a) Since January 13, 2022, the Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all Commission Documents required to be filed with or furnished to the Commission by the Company under the Securities Act or the Exchange Act, including those required to be filed with or furnished to the Commission under Section 13(a) or Section 15(d) of the Exchange Act. As of the date of this Agreement, no Subsidiary of the Company is required to file or furnish any report, schedule, registration, form, statement, information or other document with the Commission. As of its filing date (or, if amended or superseded by a filing prior to the Closing Date, on the date of such amended or superseded filing), each Commission Document filed with or furnished to the Commission prior to the Closing Date complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. Each Registration Statement, on the date it is filed with the Commission, on the date it is declared effective by the Commission and on each Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 415 under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, except that this representation and warranty shall not apply to statements in or omissions from such Registration Statement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. The Prospectus and each Prospectus Supplement required to be filed pursuant to this Agreement or the Registration Rights Agreement after the Closing Date, when taken together, on its date and on each Purchase Date shall comply in all material respects with the requirements of the Securities Act (including, without limitation, Rule 424(b) under the Securities Act) and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty shall not apply to statements in or omissions from the Prospectus or any Prospectus Supplement made in reliance upon and in conformity with information relating to the Investor furnished to the Company in writing by or on behalf of the Investor expressly for use therein. Each Commission Document (other than the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto) to be filed with or furnished to the Commission after the Closing Date and incorporated by reference in the Initial Registration Statement or any New Registration Statement, or the Prospectus included therein or any Prospectus Supplement thereto required to be filed pursuant to this Agreement or the Registration Rights Agreement (including, without limitation, the Form 6-K Report), when such document is filed with or furnished to the Commission and, if applicable, when such document becomes effective, as the case may be, shall comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable. The Company has delivered or made available to the Investor via EDGAR or otherwise true and complete copies of all comment letters and substantive correspondence received by the Company from the Commission relating to the Commission Documents filed with or furnished to the Commission as of the Closing Date, together with all written responses of the Company thereto in the form such responses were filed via EDGAR. There are no outstanding or unresolved comments or undertakings in such comment letters received by the Company from the Commission. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the Exchange Act. Neither the Commission nor the ASIC has commenced any enforcement proceedings against the Company or any of its Subsidiaries.

(b) The historical financial statements of Decarbonization Plus Acquisition Corporation II as of and for any periods ending prior to January 13, 2022 included or incorporated by reference in the Commission Documents, the Initial Registration Statement, any New Registration Statement, and the Prospectus included therein or any Prospectus Supplement thereto, as applicable, together with the related notes and schedules, present fairly, in all material respects, the financial position of Decarbonization Plus Acquisition Corporation II, as of the dates indicated, and its results of operations, cash flows and changes in shareholders’ equity for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The historical consolidated financial statements of Legacy Tritium Holdings as of and for any periods ending prior to January 13, 2022 included or incorporated by reference in the Commission Documents, the Initial Registration Statement, any New Registration Statement, and the Prospectus included therein or any Prospectus Supplement thereto, as applicable, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of Legacy Tritium Holdings, as of the dates indicated, and its results of operations, cash flows and changes in shareholders’ equity for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with GAAP applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The historical consolidated financial statements of the Company and its consolidated Subsidiaries as of and for any periods ending on or after January 13, 2022 included or incorporated by reference in the Commission Documents, the Initial Registration Statement, any New Registration Statement, and the Prospectus included therein or any Prospectus Supplement thereto, as applicable, together with the related notes and schedules, present fairly, in all material respects, the financial position of the Company and its consolidated Subsidiaries as of the dates indicated, and the results of operations, cash flows and changes in shareholders’ equity of the Company and its consolidated Subsidiaries for the periods specified (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate) and have been prepared in compliance with the published requirements of the Securities Act and the Exchange Act, as applicable, and in conformity with GAAP applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved. The unaudited pro forma condensed combined financial statements and any other pro forma financial statements or data included or incorporated by reference in the Commission Documents, the Initial Registration Statement, any New Registration Statement, and the Prospectus included therein or any Prospectus Supplement thereto, as applicable, comply with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial and statistical data with respect to the Company and the Subsidiaries contained or incorporated by reference in the Commission Documents, the Initial Registration Statement, any New Registration Statement, and the

Prospectus included therein and any Prospectus Supplement thereto, as applicable, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Commission Documents, the Initial Registration Statement, any New Registration Statement, and the Prospectus included therein or any Prospectus Supplement thereto that are not included or incorporated by reference as required. All disclosures contained or incorporated by reference in the Commission Documents, the Initial Registration Statement, any New Registration Statement, and the Prospectus included therein and any Prospectus Supplement thereto, as applicable, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(c) Except as disclosed in the Commission Documents, since January 13, 2022, the Company and each of its Subsidiaries have maintained and continue to maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Commission Documents, the Initial Registration Statement or any New Registration Statement fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Commission Documents, since January 13, 2022, the Company and its Subsidiaries’ internal controls over financial reporting are effective and the Company and its Subsidiaries are not aware of any material weakness in their internal controls over financial reporting.

(d) PricewaterhouseCoopers (the “Accountant”), whose reports on the audited consolidated statement of financial position of Legacy Tritium Holdings and its consolidated Subsidiaries as of June 30, 2021 and 2020, and the related consolidated statements of comprehensive loss, of shareholders’ deficit and of cash flows for the years then ended, including the related notes, which report was included as part of the Merger Proxy Statement/Prospectus, and which report is to be included as a part of, or incorporated by reference into, the Initial Registration Statement and the Prospectus forming a part of the Initial Registration Statement, are independent public accountants with respect to the Company within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). To the Company’s Knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Company (or with respect to Legacy Tritium Holdings at any time prior to January 13, 2022 during which the Accountant was engaged by Legacy Tritium Holdings as its independent registered public accounting firm).

(e) Since January 13, 2022, the Company has timely filed all certifications and statements the Company is required to file under (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all Commission Documents with respect to which the Company is required to file such certifications and statements thereunder.

Section 5.7. Subsidiaries. Schedule 5.7 sets forth each Subsidiary of the Company as of the Closing Date, showing its jurisdiction of incorporation or organization and the percentage of the Company’s ownership of the outstanding capital stock or other ownership interests of such Subsidiary, and the Company does not have any other Subsidiaries as of the Closing Date. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Commission Documents or as would not reasonably be expected to have a Material Adverse Effect.

Section 5.8. No Material Adverse Effect or Material Adverse Change. Except as otherwise disclosed in any Commission Documents, since January 13, 2022: (a) the Company has not experienced or suffered any Material Adverse Effect, and there exists no current state of facts, condition or event which would have a Material Adverse Effect; (b) the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course and in a manner consistent with past practice, other than due to any actions taken due to a “shelter in place,” “non-essential employee” or similar direction of any Governmental Authority; and (c) none of the Company or any of its Subsidiaries has sold, assigned, transferred, permitted to lapse, abandoned, or otherwise disposed of any right, title, or interest in or to any of its material assets (including Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries) other than revocable non-exclusive licenses (or sublicenses) of Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries granted in the ordinary course of business.

Section 5.9. No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Company or any Subsidiary (including the notes thereto) in conformity with GAAP and are not disclosed in the Commission Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses since January 13, 2022 and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 5.10. [Reserved].

Section 5.11. Indebtedness; Solvency. There is no existing or continuing default or event of default in respect of any Indebtedness of the Company or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which the Company or any Subsidiary is a party or by which the

Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, except for any such default that would not reasonably be expected to have a Material Adverse Effect. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law, nor does the Company have any Knowledge that its creditors intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any Bankruptcy Law or any law for the relief of debtors. The Company is financially solvent and is generally able to pay its debts as they become due. The Company is not in nor subject to a bankruptcy or insolvency proceeding in Australia or in any other non-U.S. jurisdiction.

Section 5.12. Title To Assets. The Company and the Subsidiaries have good and valid title in fee simple to all items of real property and good and valid title to all personal property described in the Commission Documents as being owned by them that are material to the businesses of the Company or such Subsidiary, in each case free and clear of all liens, encumbrances and claims, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries or (ii) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Any real property described in the Commission Documents as being leased by the Company or any of its Subsidiaries is held by them under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Company or the Subsidiaries or (B) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Other than due to any actions taken to comply with “shelter in place,” “non-essential employee” or similar direction of any Governmental Authority, including the Centers for Disease Control and Prevention, the Australian Government Department of Health and the World Health Organization, in each case, in connection with or in response to the COVID-19 pandemic, there are no contractual or legal restrictions that preclude or restrict the ability of the Company or any of its Subsidiaries to use any leased real property by such party for the purposes for which it is currently being used, except as would not, individually or in the aggregate, be material to the Company or any of its Subsidiaries. There are no latent defects or adverse physical conditions affecting any real property described in the Commission Documents as being leased by the Company or any of its Subsidiaries, and improvements thereon, other than those that would not reasonably be expected to have a Material Adverse Effect.

Section 5.13. Actions Pending. Except as disclosed in the Commission Documents, there is no litigation, suit, claim, charge, grievance, action, proceeding, audit or investigation by or before any Governmental Authority (an “Action”) pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries,or any property or asset of the Company or any of its Subsidiaries, which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor any property or asset of the Company or any of its Subsidiaries is, subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the Knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority which would reasonably be expected to have a Material Adverse Effect.

Section 5.14. Compliance With Law. The business of the Company and the Subsidiaries has been and is presently being conducted in compliance with all applicable U.S. federal, state, local, Australian and other foreign governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents and except for such non-compliance which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation of any Governmental Authority applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for any such violations which could not, individually or in the aggregate, have a Material Adverse Effect.

Section 5.15. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5.15 incurred by the Company or its Subsidiaries that may be due or payable in connection with the transactions contemplated by the Transaction Documents.

Section 5.16. Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or any of its agents, advisors or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by the Transaction Documents. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting resales of Securities under the Registration Statement. All disclosure provided to Investor regarding the Company and its Subsidiaries, their businesses and the transactions contemplated by the Transaction Documents (including, without limitation, the representations and warranties of the Company contained in the Transaction Documents to which it is a party (as modified by the Disclosure Schedule)) furnished in writing by or on behalf of the Company or any of its Subsidiaries for purposes of or in connection with the Transaction Documents (other than forward-looking information and projections and information of a general economic nature and general information about the Company’s industry), taken together, is true and correct in all material respects on the date on which such information is dated or certified, and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading at such time.

Section 5.17. Permits; Intellectual Property.

(a) Except as disclosed in the Commission Documents, each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority reasonably necessary for each of the Company and its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted as disclosed in the Commission Documents (the “Permits”), except where the failure to have such Permits would not reasonably be expected to have a Material Adverse Effect. No suspension or cancellation of any of the Permits is pending or, to the Knowledge of the Company, threatened in writing. Neither the Company nor any of its Subsidiaries is, or has been since January 13, 2022, in conflict with, or in default, breach or violation of (a) any statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (b) any Material Agreement or Permit, except, in each case, for any such conflicts, defaults, breaches or violations that would not have or would not reasonably be expected to have a Material Adverse Effect. This Section 5.17(a) does not relate to environmental matters, such items being the subject of Section 5.18.

(b) The Company or one of its Subsidiaries owns or possesses adequate enforceable rights to use all Intellectual Property necessary for the conduct of their respective businesses as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiaries have not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. There are no pending, or to the Company’s Knowledge, threatened judicial proceedings or interference proceedings challenging the Company’s or any Subsidiary’s rights in or to or the validity of the scope of any of the Company’s or its Subsidiaries’ Intellectual Property. No other entity or individual has any right or claim in any of the Company’s or any of its Subsidiaries’ Intellectual Property by virtue of any contract, license or other agreement entered into between such entity or individual and the Company or any Subsidiary or by any non-contractual obligation, other than by written licenses granted by the Company or any Subsidiary. The Company has not received any written notice of any claim challenging the rights of the Company or its Subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or any Subsidiary which claim, if the subject of an unfavorable decision, would result in a Material Adverse Effect.

Section 5.18. Environmental Compliance. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) each of the Company and its Subsidiaries (A) is in compliance with applicable Environmental Laws and (B) is in compliance with all Environmental Permits; and (ii) all Environmental Permits are validly issued and are in full force and effect, and all applications, notices or other documents have been timely filed to effect timely renewal, issuance or reissuance of such Environmental Permits. None of the Company or any of its Subsidiaries has been or is the subject of any Environmental Claim, and no Environmental Claim is pending or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or against any Person whose liability for the Environmental Claim was or may have been retained or assumed by contract or by operation of law or pursuant to any order by any Governmental Authority by the Company or any of its Subsidiaries, except for any such Environmental Claims that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No Hazardous Materials are present at, on, under or emanating from any properties or facilities currently leased, operated or used or previously owned, leased, operated or used, in circumstances that would reasonably be expected to form the basis for a material Environmental Claim against, or a requirement for investigation or remediation pursuant to applicable Environmental Law by, the Company or any of its Subsidiaries, except as would not reasonably be expected to have, individually or in the aggregate, a Material

Adverse Effect. None of the Company or any of its Subsidiaries has Released, disposed of, or arranged to dispose of, any Hazardous Materials in a manner, or to a location, that would reasonably be expected to result in a material Environmental Claim, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No material lien imposed by any Governmental Authority having jurisdiction pursuant to any Environmental Law is currently outstanding as to any assets owned, leased or operated by the Company or any of its Subsidiaries, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 5.19. [Reserved].

Section 5.20. Transactions With Affiliates. Except as set forth in the Commission Documents, none of the officers or directors of the Company and, to the Knowledge of the Company, none of the Company’s shareholders, the officers or directors of any shareholder of the Company, or any family member or Affiliate of any of the foregoing, has either directly or indirectly any interest in, or is a party to, any transaction that is required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

Section 5.21. Employees; Labor Laws. No material labor dispute with the employees of the Company exists, except as described in the Commission Documents, or, to the Knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any applicable federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Commission Documents, no employee of the Company or any of its Subsidiaries is or was represented by a labor union, works council, trade union, industrial organization, or similar representative of employees with respect to employment with the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries is or was a party to, subject to, or bound by a collective bargaining agreement, collective agreement, workplace agreement or any other material agreement with a labor union, works council, trade union, industrial organization, or similar representative of employees. There are no strikes, lockouts or work stoppages existing or, to the Company’s Knowledge, threatened, against the Company or any of its Subsidiaries with respect to any employees of the Company or any of its Subsidiaries or any other individuals who have provided services with respect to the Company or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

Section 5.22. Use of Proceeds. The proceeds from the sale of the Shares by the Company to Investor shall be used by the Company and its Subsidiaries in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement.

Section 5.23. Investment Company Act Status. The Company is not, and as a result of the consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds from the sale of the Shares as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus Supplement thereto filed pursuant to the Registration Rights Agreement the Company will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 5.24. ERISA. To the Knowledge of the Company, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and the Subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, other than, in the case of (i) and (ii) above, as would not reasonably be expected to have a Material Adverse Effect.

Section 5.25. Taxes. The Company and each of its Subsidiaries has filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not reasonably be expected to have a Material Adverse Effect, or, except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which have had a Material Adverse Effect, nor does the Company have any notice or Knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or any of its Subsidiaries and which would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has deferred the employer’s share of any “applicable employment taxes” under Section 2302 of the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116-136, H.R. 748 (Mar. 27, 2020) (the “CARES Act”) or received or claimed any tax credits under Sections 7001 through 7005 of the Families First Coronavirus Response Act, Pub. L. 116-127, H.R. 6201 (Mar. 14, 2020) or Section 2301 of the CARES Act.

Section 5.26. Insurance. (i) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks in such amounts and subject to such self-insurance retentions as are prudent and customary in the businesses in which they are engaged; (ii) all policies of insurance and fidelity or surety bonds insuring the Company or any of the Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; (iii) the Company and each of its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and (iv) the Company and its Subsidiaries have no reason to believe that they will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

Section 5.27. Exemption from Registration. Subject to, and in reliance on, the representations, warranties and covenants made herein by the Investor, the offer and sale of the Securities in accordance with the terms and conditions of this Agreement is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and Rule 506(b) of Regulation D; provided, however, that at the request of and with the express agreement of the Investor (including, without limitation, the representations, warranties and covenants of Investor set forth in Sections 4.9 through 4.13), the Securities to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued to the Investor or its designee only as DWAC Shares and will not bear legends noting restrictions as to resale of such Securities under federal or state securities laws, nor will any such Securities be subject to stop transfer instructions.

Section 5.28. No General Solicitation or Advertising. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

Section 5.29. No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration under the Securities Act or any applicable U.S. state or Australian securities laws of the offer, issuance and sale of any of the Securities by the Company to the Investor pursuant to this Agreement, whether through integration with prior offerings or otherwise, or cause this offering of the Securities by the Company to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration under the Securities Act or any applicable U.S. state or Australian securities laws of the offer, issuance and sale of any of the Securities by the Company to the Investor pursuant to this Agreement or cause the offering of any of the Securities by the Company to be integrated with any other offering of securities of the Company.

Section 5.30. Dilutive Effect. The Company is aware and acknowledges that issuance of the Securities could cause dilution to existing shareholders and could significantly increase the outstanding number of Ordinary Shares. The Company further acknowledges that its obligation to issue the Commitment Shares and to issue the Shares pursuant to the terms of a VWAP Purchase Notice and an Intraday VWAP Purchase Notice, as applicable, in accordance with this Agreement is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

Section 5.31. Manipulation of Price. Neither the Company nor any of its officers, directors or Affiliates has, and, to the Knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company. Neither the Company nor any of its officers, directors or Affiliates will during the term of this Agreement, and, to the Knowledge of the Company, no Person acting on their behalf will during the term of this Agreement, take any of the actions referred to in the immediately preceding sentence.

Section 5.32. Securities Act. The Company has complied and shall comply with all applicable U.S. federal and applicable state securities laws, the Corporations Act and all applicable Australian securities laws in connection with the offer, issuance and sale of the Securities hereunder, including, without limitation, the applicable requirements of the Securities Act. Each Registration Statement, upon filing with the Commission and at the time it is declared effective by the Commission, shall satisfy all of the requirements of the Securities Act to register the resale of the Registrable Securities included therein by the Investor in accordance with the Registration Rights Agreement on a delayed or continuous basis under Rule 415 under the Securities Act at then-prevailing market prices, and not fixed prices. The Company is not currently, and has not been since January 13, 2022, an issuer identified in, or subject to, Rule 144(i). The Company has filed current “Form 10 information” (as defined in Rule 144(i)(3) under the Securities Act) with the Commission on January 14, 2022 reflecting its status as an entity that is not a shell company.

Section 5.33. Listing and Maintenance Requirements; DTC Eligibility. As of the date of this Agreement and the Closing Date, the Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. As of the date of this Agreement and the Closing Date, the Company has not received notice from the Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Trading Market. As of the Closing Date, the Company is in compliance with all applicable listing and maintenance requirements of the Trading Market. The Ordinary Shares may be issued and transferred electronically to third parties via DTC through its Deposit/Withdrawal at Custodian (“DWAC”) delivery system. The Company has not received notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares is being imposed or is contemplated.

Section 5.34. No Application of Takeover Protections. There is no anti-takeover provision under the Company Organizational Documents or the Corporations Act, which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s allotment, issuance and sale of the Securities to the Investor pursuant to this Agreement and the Investor’s subscription for, purchase and acquisition of the Securities from the Company pursuant to this Agreement, or the Investor’s ownership of the Securities.

Section 5.35. No Unlawful Payments. Except as disclosed in the Commission Documents, neither the Company nor any of its Subsidiaries nor their respective officers, directors, employees, nor, to the Knowledge of the Company, any agents, distributors, or other third-party representatives acting on behalf of the Company or any of its Subsidiaries, have in the past five (5) years: (i) violated or been convicted of violating any applicable Anti-Corruption Laws, or (ii) directly or knowingly indirectly, made, offered, paid, given, provided, promised to pay or give, or authorized the payment or giving of any money, contribution, commission, bribe, kickback, payoff, rebate, reward, gift, hospitality, entertainment, influence payment, inducement (including any facilitation payment), or any other thing of value, to any Person, including any Government Official, corruptly, or any employee or representative of a Governmental Authority, or any Person acting for or behalf of any Government Official, in order to influence decisions of such a Person, to induce such a Person to take or omit to take any action, to secure any improper business advantage, such as obtaining or retaining business or other favorable government action, or to otherwise secure any improper advantage, or for any other prohibited purpose (within the meaning of applicable Anti-Corruption Laws); or (iii) created any false record or established or maintained any fund or asset that has not been recorded in the books and records of the Company or any of its Subsidiaries in connection with such actions, in each case in such a manner that would violate applicable Anti-Corruption Laws. The Company and its Subsidiaries have instituted and maintained policies, procedures, and controls reasonably designed to promote continued compliance therewith. There have been no proceedings or investigations by or before any Governmental Authority involving the Company or any of its Subsidiaries or their respective directors, officers or employees relating to the Anti-Corruption Laws in the past five (5) years nor are there any pending, or, to the Knowledge of the Company, threatened.

Section 5.36. Certain Business Practices. Except as disclosed in the Commission Documents, the Company and its Subsidiaries, and their respective officers, directors, and employees, and, to the Knowledge of the Company, any agents, distributors or other third-party representatives, including but not limited to attorneys, accountants, consultants, or advisors, to the extent they act on behalf of the Company or any of its Subsidiaries, are currently, and have for the past five (5) years at all times been, in compliance in all material respects with all applicable Sanctions and Ex-Im Laws. Neither the Company nor any of its Subsidiaries, nor any of their respective officers, directors, or employees, nor, to the Knowledge of the Company, any agents or other third-party representatives acting on behalf of the Company or any of its Subsidiaries, are currently, or have been in the last five (5) years: (i) a Sanctioned Person; (ii) organized, resident, or located in a Sanctioned Country; (iii) operating, conducting business, or participating in any transaction in or with any Sanctioned Country, to the extent such activities violate applicable Sanctions or Ex-Im Laws; or (iv) to the Knowledge of the Company, engaging in dealings with any Sanctioned Person, to the extent such activities violate applicable Sanctions or Ex-Im Laws. There are not now and have not been in the last five (5) years any material proceedings, investigations, or disclosures by or before any Governmental Authority involving the Company, any of its Subsidiaries, any of their respective directors, officers, or employees, or, to the Company’s Knowledge, their agents relating to Sanctions or Ex-Im Laws, nor to the Company’s Knowledge is such a proceeding, investigation, or disclosure pending or threatened.

Section 5.37. Reserved.

Section 5.38. Foreign Private Issuer Status. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

Section 5.39. PFIC Status. Based on the current and anticipated composition of the income, assets and operations of the Company and its Subsidiaries, the Company is not expected to be treated as a “passive foreign investment company,” as such term is defined in the Code for the taxable year that includes the Closing Date.

Section 5.40. Emerging Growth Company Status. The Company is an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012.

Section 5.41. IT Systems. (i)(x) To the Knowledge of Company, there has been no security breach or other compromise of any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to the IT Systems and Data, except as would not, in the case of this clause (i), individually or in the aggregate, have a Material Adverse Effect; (ii) the Company is presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any Governmental Authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company has implemented backup and disaster recovery technology consistent with industry standards and practices.

Section 5.42. Compliance With Privacy Laws. The Company and the Subsidiaries are, and at all prior times were, in material compliance with all applicable Privacy Laws. To ensure compliance with the Privacy Laws, the Company has in place, complies with, and takes appropriate steps to ensure compliance in all material respects with its policies and procedures relating to data privacy and security and the collection, storage, use, processing, disclosure, handling, and analysis of Personal Information and Confidential Data (the “Policies”). The Company has at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any of its Policies have been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any Subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and the Company has no Knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

Section 5.43. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

Section 5.44. Market Capitalization. As of the date of this Agreement, the aggregate market value of the outstanding voting and non-voting common equity (as defined in Rule 405 of the Securities Act) of the Company held by persons other than Affiliates of the Company (pursuant to Rule 144, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company) (the “Non-Affiliate Shares”), was equal to $345.2 million (calculated by multiplying (i) the highest price at which the common equity of the Company closed on the Trading Market within 60 days of the date of this Agreement by (ii) the number of Non-Affiliate Shares).

Section 5.45. Broker/Dealer Relationships; FINRA Information. Neither the Company nor any of its Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual). All of the information provided to the Investor, BRS or to their counsel, specifically for use by BRS in connection with the FINRA Filing (and related disclosure) with FINRA, by the Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the transactions contemplated by the Transaction Documents is true, complete, correct and compliant with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules.

Section 5.46. Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in the Commission Documents will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

Section 5.47. Acknowledgement Regarding Relationship with Investor and BRS. The Company acknowledges and agrees, to the fullest extent permitted by applicable law, that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and BRS is acting as a representative of the Investor in connection with the transactions contemplated by the Transaction Documents, and of no other party, including the Company. The Company further acknowledges that while the Investor will be deemed to be a statutory “underwriter” with respect to certain of the transactions contemplated by the Transaction Documents in accordance with interpretive positions of the Staff of the Commission, the Investor is a “trader” that is not required to register with the Commission as a broker-dealer under Section 15(a) of the Securities Exchange Act of 1934. The Company further acknowledges that the Investor and its representatives are not acting as a financial advisor or fiduciary of the Company

(or in any similar capacity) with respect to this Agreement, the Registration Rights Agreement and the transactions contemplated by the Transaction Documents, and any advice given by the Investor or any of its representatives (including BRS) or agents in connection therewith is merely incidental to the Investor’s acquisition of the Securities. The Company and Investor understand and acknowledge that employees of BRS may discuss market color, VWAP Purchase Notice and Intraday VWAP Purchase Notice timing and parameter considerations and other related capital markets considerations with the Company in connection with the Transaction Documents and the transactions contemplated thereby, in all cases on behalf of the Investor. The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated by the Transaction Documents other than those specifically set forth in Article IV.

Section 5.48. Acknowledgement Regarding Investor’s Affiliate Relationships. Affiliates of the Investor, including BRS, engage in a wide range of activities for their own accounts and the accounts of customers, including corporate finance, mergers and acquisitions, merchant banking, equity and fixed income sales, trading and research, derivatives, foreign exchange, futures, asset management, custody, clearance and securities lending. In the course of their respective business, Affiliates of the Investor may, directly or indirectly, hold long or short positions, trade and otherwise conduct such activities in or with respect to debt or equity securities or bank debt of, or derivative products relating to, the Company. Any such position will be created, and maintained, independently of the position the Investor takes in the Company. In addition, at any given time Affiliates of the Investor, including BRS, may have been or in the future may be engaged by one or more entities that may be competitors with, or otherwise adverse to, the Company in matters unrelated to the transactions contemplated by the Transaction Documents, and Affiliates of the Investor, including BRS may have or may in the future provide investment banking or other services to the Company in matters unrelated to the transactions contemplated by the Transaction Documents. Activities of any of the Investor’s Affiliates performed on behalf of the Company may give rise to actual or apparent conflicts of interest given the Investor’s potentially competing interests with those of the Company. The Company expressly acknowledges the benefits it receives from the Investor’s participation in the transactions contemplated by the Transaction Documents, on the one hand, and the Investor’s Affiliates’ activities, if any, on behalf of the Company unrelated to the transactions contemplated by the Transaction Documents, on the other hand, and understands the conflict or potential conflict of interest that may arise in this regard, and has consulted with such independent advisors as it deems appropriate in order to understand and assess the risks associated with these potential conflicts of interest. Consistent with applicable legal and regulatory requirements, applicable Affiliates of the Investor have adopted policies and procedures to establish and maintain the independence of their research departments and personnel from their investment banking groups and the Investor. As a result, research analysts employed by Affiliates of the Investor may hold views, make statements or investment recommendations or publish research reports with respect to the Company or the transactions contemplated by the Transaction Documents that differ from the views of the Investor.

Section 5.49. Products Liability. There have been no recalls, seizures or withdrawals from any market of Products and (ii) neither the Company nor any of its Subsidiaries has any material liability arising as a result of or relating to, or has received any written notice of any threatened legal claim (and, to the Company’s Knowledge, there is no reasonable basis for) any action, suit, charge, proceeding, audit or investigation, or any threat of the foregoing, relating to (A) material bodily injury, death or other disability arising as a result of the ownership, possession or use of any Product or (B) false advertising or deceptive trade practices, except in each case other than those that would not have a Material Adverse Effect.

Section 5.50. Submission to Jurisdiction. The Company has the power to submit, and pursuant to Section 10.2(ii) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the State of New York, Borough of Manhattan, in the City of New York, New York, U.S.A. (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 10.2(ii) of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized the an agent for service of process in any action arising out of or relating to the Securities, this Agreement, the Registration Rights Agreement, the other Transaction Documents or any of the transactions contemplated hereby or thereby in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 10.2(ii) of this Agreement.

Section 5.51. No Rights of Immunity. Except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its respective properties, assets or revenues has any right of immunity under Australian, United States federal or New York State law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Australian, United States federal or New York State court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and the Registration Rights Agreement. Subject to the qualifications and limitations set forth in the Merger Proxy Statement/Prospectus, a final and conclusive judgment against the Company for a definitive sum of money entered by any court in the United States may be enforced by an Australian court. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 10.2(ii) of this Agreement.

Section 5.52. No Australian Prospectus. Subject to the representations, warranties, and covenants given by the Investor pursuant to this Agreement being true and correct, the Company is not required to lodge a prospectus in Australia under the laws of Australia, including, without limitation, Australian securities laws and the Corporations Act, with respect to the offer and sale of the Securities by the Company to the Investor pursuant to, in accordance with and subject to the terms and conditions of this Agreement, or with respect to the performance by the Company of its obligations under this Agreement and the Registration Rights Agreement.

Section 5.53. Australian Taxation. No transaction, stamp or other issuance or transfer taxes or duties, and assuming that the Investor is not otherwise subject to taxation in Australia due to Australian tax residence or the existence of a permanent establishment in Australia, no capital gain, income, transfer, withholding or other tax or duty is payable in Australia by or on behalf of the Investor to any Australian tax authority or agency in connection with (i) the issuance, sale and delivery of the Securities by the Company to the Investor; (ii) the subscription for, purchase and acquisition of the Securities by the Investor from the Company; (iii) the holding, transfer or resale of the Securities by the Investor; or (iv) the execution and delivery of this Agreement, the Registration Rights Agreement and the other Transaction Documents by the parties hereto and thereto or the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder.

Section 5.54. Australian Securities Laws. Subject to the representations, warranties and covenants given by the Investor pursuant to this Agreement being true and correct, the Company has not engaged in any form of solicitation, advertising or any other action constituting an offer or sale under Australian securities laws in connection with the transactions contemplated hereby which would require the Company to lodge a prospectus or any other disclosure document in Australia under applicable Australian securities laws or the Corporations Act.

Section 5.55. The Corporations Act. Subject to the representations, warranties and covenants given by the Investor pursuant to this Agreement being true and correct, the Company is in compliance with all provisions of the Corporations Act applicable to the Company, including, without limitation, in connection with the Company’s execution and delivery of this Agreement, the Registration Rights Agreement and the other Transaction Documents to which it is a party and the performance by the Company of its obligations hereunder and thereunder (including the offer and sale of the Securities by the Company to the Investor pursuant to, in accordance with and subject to the terms and conditions of this Agreement and the registration for resale by the Investor of the Registrable Securities under the Securities Act pursuant to the Registration Rights Agreement).

ARTICLE VI

ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Investment Period (and with respect to the Company, for the period following the termination of this Agreement specified in Section 8.3 pursuant to and in accordance with Section 8.3):

Section 6.1. Securities Compliance. The Company shall notify the Commission, the ASIC and the Trading Market, if and as applicable, in accordance with their respective rules and regulations, of the transactions contemplated by the Transaction Documents, and shall take all necessary action, undertake all proceedings and obtain all registrations, permits, consents and approvals for the legal and valid issuance of the Securities to the Investor in accordance with the terms of the Transaction Documents, as applicable.

Section 6.2. Availability and Authorization of Ordinary Shares. The Company has duly authorized, or shall after necessary corporate action have duly authorized, for issuance the requisite aggregate number of Ordinary Shares to enable the Company to timely effect (i) the allotment, issuance and delivery of all Commitment Shares to be issued and delivered to the Investor under Section 10.1(ii) within the time period specified in Section 10.1(ii), (ii) the allotment, issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each VWAP Purchase effected under this Agreement, in the case of this clause (ii), at least prior to the delivery by the Company to the Investor of the applicable VWAP Purchase Notice in connection with such VWAP Purchase, and (iii) the allotment, issuance, sale and delivery of all Shares to be issued, sold and delivered in respect of each Intraday VWAP Purchase effected under this Agreement, in the case of this clause (iii), at least prior to the delivery by the Company to the Investor of the applicable Intraday VWAP Purchase Notice in connection with such Intraday VWAP Purchase, all of which Ordinary Shares, in each case, shall not be subject to any call for payment of further capital and shall be free from all liens, charges, taxes, security interests, encumbrances, rights of first refusal, preemptive or similar rights and other encumbrances with respect to the issue thereof.

Section 6.3. Registration and Listing. The Company shall use its commercially reasonable efforts to cause the Ordinary Shares to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Ordinary Shares and the listing of the Securities subscribed for and purchased or acquired by the Investor hereunder on the Trading Market (or another Eligible Market) and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the Trading Market (or other Eligible Market, as applicable). The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Ordinary Shares on the Trading Market (or other Eligible Market, as applicable). If the Company receives any final and non-appealable notice that the listing or quotation of the Ordinary Shares on the Trading Market (or other Eligible Market, as applicable) shall be terminated on a date certain, the Company shall promptly (and in any case within 24 hours) notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Ordinary Shares to be listed or quoted on another Eligible Market.

Section 6.4. Compliance with Laws.

(i) During the Investment Period, the Company shall comply with applicable provisions of the Securities Act, the Exchange Act, including Regulation M thereunder, applicable state securities or “Blue Sky” laws, and applicable listing rules of the Trading Market (or Eligible Market, as applicable), Australian securities laws and the Corporations Act, in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement in any material respect or for Investor to conduct resales of Securities under the Registration Statement in any material respect.

(ii) The Investor shall comply with all laws, rules, regulations and orders applicable to the performance by it of its obligations under this Agreement and its investment in the Securities, except as would not, individually or in the aggregate, prohibit or otherwise interfere with the ability of the Investor to enter into and perform its obligations under this Agreement in any material respect. Without limiting the foregoing, the Investor shall comply with all applicable provisions of the Securities Act and the Exchange Act, including Regulation M thereunder, the rules and regulations of FINRA, and all applicable state securities or “Blue Sky” laws, in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement.

Section 6.5. Keeping of Records and Books of Account; Due Diligence.

(i) The Investor and the Company shall each maintain records showing the remaining Total Commitment, the remaining Aggregate Limit, the dates and VWAP Purchase Share Amount for each VWAP Purchase, and the dates and Intraday VWAP Purchase Share Amount for each Intraday VWAP Purchase.

(ii) Subject to the requirements of Section 6.12, from time to time from and after the Closing Date, the Company shall make available for inspection and review by the Investor during normal business hours and after reasonable notice, customary documentation reasonably requested by the Investor and/or its appointed counsel or advisors to conduct due diligence; provided, however, that after the Closing Date, the Investor’s continued due diligence shall not be a condition precedent to the Commencement or to the Investor’s obligation to accept each VWAP Purchase Notice and each Intraday VWAP Purchase Notice timely delivered by the Company to the Investor in accordance with this Agreement.

Section 6.6. No Frustration; No Dilutive Issuances During Purchases; No Other Similar Transactions.

(i) No Frustration. The Company shall not enter into, announce or recommend to its shareholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents to which it is a party, including, without limitation, the obligation of the Company to deliver (i) the Commitment Shares to the Investor not later than 4:00 p.m. (New York time) on the Trading Day immediately following the Closing Date in accordance with Section 10.1(ii), and (ii) the Shares to the Investor in respect of each VWAP Purchase and each Intraday VWAP Purchase effected by the Company pursuant to this Agreement, in each case not later than the applicable Purchase Share Delivery Date with respect to such VWAP Purchase and such Intraday VWAP Purchase (as applicable) in accordance with Section 3.3. For the avoidance of doubt, nothing in this Section 6.6(i) shall in any way limit the Company’s right to terminate this Agreement in accordance with Section 8.2 (subject in all cases to Section 8.3).

(ii) No Dilutive Issuances Before Settlement of a Pending VWAP Purchase or Pending Intraday VWAP Purchase. None of the Company or any Subsidiary shall allot, issue, sell or grant any right, option or warrant to purchase, or allot issue, sell or grant any right to reprice (or reset the purchase price therefor), or otherwise dispose of for cash (or enter into any agreement, plan or arrangement contemplating any of the foregoing, or seek to utilize any existing agreement, plan or arrangement to effect any of the foregoing), or announce any offer, allotment, issuance, sale or grant of any option or warrant to purchase or other disposition for cash (or any agreement, plan or arrangement therefor), at any time (i) during the period beginning on the second (2nd)

Trading Day immediately preceding the Purchase Date for a VWAP Purchase and ending on the fifth (5th) Trading Day following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to such VWAP Purchase, and (ii) during the period beginning on the second (2nd) Trading Day immediately preceding the Purchase Date for an Intraday VWAP Purchase and ending on the fifth (5th) Trading Day following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to such Intraday VWAP Purchase (each such period specified in clauses (i) and (ii) above, a “Reference Period”), any Ordinary Shares or Ordinary Shares Equivalents, at an effective price per Ordinary Share less than the applicable VWAP Purchase Price per Share for such VWAP Purchase, or the applicable Intraday VWAP Purchase Price per Share for such Intraday VWAP Purchase, as the case may be (each such price, the “Reference Price”) to be paid by the Investor in such VWAP Purchase or such Intraday VWAP Purchase, as the case may be, effected during such Reference Period (each such issuance, a “Dilutive Issuance”), other than an Exempt Issuance (it being understood and agreed that if the holder of the Ordinary Shares or Ordinary Shares Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive Ordinary Shares at an effective price per Ordinary Share that is less than the applicable Reference Price, such issuance shall be deemed to have occurred for less than the applicable Reference Price on such date of the Dilutive Issuance at such effective price). If the Company enters into a Variable Rate Transaction involving the issuance of Ordinary Shares Equivalents having a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such Ordinary Shares Equivalents, the Company shall be deemed to have issued, as of the date the Ordinary Shares Equivalents were issued (whether or not such Ordinary Shares Equivalents are then immediately exercisable or convertible), the Ordinary Shares underlying such Ordinary Shares Equivalents at the lowest possible conversion or exercise price at which such Ordinary Shares Equivalents may be converted or exercised for Ordinary Shares (and if such Ordinary Shares Equivalents include a “floor price” representing the lowest conversion or exercise price at which such Ordinary Shares Equivalents may be converted or exercised, the Company shall be deemed to have issued the Ordinary Shares underlying such Ordinary Shares Equivalents at a price equal to such floor price). The Investor shall be entitled to seek injunctive relief against the Company, and any Subsidiary (as applicable) to preclude any such Dilutive Issuance that does not constitute an Exempt Issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required.

(iii) No Other Similar Transactions. From and after the date of this Agreement until the effective date of termination of this Agreement pursuant to Section 8.1 or Section 8.2 (subject in all cases to Section 8.3), neither the Company nor any Subsidiary shall allot, issue, sell or grant any, or otherwise dispose of or issue (or enter into any agreement, plan or arrangement contemplating any of the foregoing, or seek to utilize any existing agreement, plan or arrangement to effect any of the foregoing), or announce any offer, allotment, issuance, sale or grant or other disposition or issuance (or any agreement, plan or arrangement therefor) any Ordinary Shares or Ordinary Shares Equivalents (or a combination of units thereof) in any “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Ordinary Shares or Ordinary Shares Equivalents, whereby the Company may sell Ordinary Shares or Ordinary Shares

Equivalents at a future determined price, other than (a) Securities issued to the Investor pursuant to this Agreement and any of the other Transaction Documents, or pursuant to any other agreement entered into by the Company and the Investor or any of its Affiliates at any time after the date of termination of this Agreement or (b) any Exempt Issuance.

Section 6.7. [Reserved].

Section 6.8. Fundamental Transaction. If a VWAP Purchase Notice or an Intraday VWAP Purchase Notice has been delivered to the Investor and the transactions contemplated therein have not yet been fully settled in accordance with Section 3.3 of this Agreement, the Company shall not effect any Fundamental Transaction until the expiration of five (5) Trading Days following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to the VWAP Purchase or Intraday VWAP Purchase (as applicable) to which such VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) relates.

Section 6.9. Selling Restrictions.

(i) Except as expressly set forth below, the Investor covenants that from and after the Closing Date through and including the Trading Day next following the expiration or termination of this Agreement as provided in Article VIII (the “Restricted Period”), none of the Investor, its sole member, any of their respective officers, or any entity managed or controlled by the Investor or its sole member (collectively, the “Restricted Persons” and each of the foregoing is referred to herein as a “Restricted Person”) shall, directly or indirectly, (i) engage in or effect any Short Sales of the Ordinary Shares or (ii) hedging transaction, which establishes a net short position with respect to the Ordinary Shares, with respect to each of clauses (i) and (ii) hereof, either for its own account or for the account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Securities; or (2) selling a number of Ordinary Shares equal to the number of Shares that the Investor is unconditionally obligated to subscribe for and purchase under a pending VWAP Purchase Notice and/or under any one or more pending Intraday VWAP Purchase Notices, but has not yet received from the Company or its transfer agent pursuant to this Agreement, so long as (X) the Investor (or its Broker-Dealer, as applicable) delivers the Shares subscribed for and purchased pursuant to such pending VWAP Purchase Notice and the Shares subscribed for and purchased pursuant to such pending Intraday VWAP Purchase Notices (as applicable) to the purchaser thereof promptly upon the Investor’s receipt of such Shares from the Company in accordance with Section 3.3 of this Agreement and (Y) neither the Company or its transfer agent shall have failed for any reason to deliver such Shares to the Investor or its Broker-Dealer so that such Shares are timely received by the Investor as DWAC Shares on the applicable Purchase Share Delivery Date for such VWAP Purchase and for such Intraday VWAP Purchases (as applicable) in accordance with Section 3.3 of this Agreement.

(ii) In addition to the foregoing, in connection with any sale of Securities (including any sale permitted by paragraph (i) above), the Investor shall comply in all respects with all applicable laws, rules, regulations and orders, including, without limitation, the requirements of the Securities Act and the Exchange Act.

Section 6.10. Effective Registration Statement. During the Investment Period, the Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Initial Registration Statement and each New Registration Statement filed with the Commission under the Securities Act for the applicable Registration Period pursuant to and in accordance with the Registration Rights Agreement.

Section 6.11. Blue Sky. The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Securities for sale by the Company to the Investor pursuant to the Transaction Documents, and at the request of the Investor, the subsequent resale of Registrable Securities by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time following the Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.11, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

Section 6.12. Non-Public Information. Neither the Company or any of its Subsidiaries, nor any of their respective directors, officers, employees or agents shall disclose any material non-public information about the Company to the Investor, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any of its Subsidiaries, or any of their respective directors, officers, employees and agents (as determined in the reasonable good faith judgment of the Investor), if the Investor is holding any Securities at the time of the disclosure of such material, non-public information (i) the Investor shall promptly provide written notice of such breach to the Company and (ii) after such notice has been provided to the Company and, provided that the Company shall have failed to publicly disclose such material, non-public information within two (2) Trading Days following demand therefor by the Investor, in addition to any other remedy provided herein or in the other Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company, any of its Subsidiaries, or any of their respective directors, officers, employees or agents. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, shareholders or agents, for any such disclosure, except in the case of the Investor’s willful misconduct or gross negligence.

Section 6.13. Broker-Dealer. The Investor shall use one or more broker-dealers (one of which is BRS, an Affiliate of the Investor) to effectuate all sales, if any, of the Securities that it may subscribe for and purchase or otherwise acquire from the Company pursuant to the Transaction Documents, as applicable, which (or whom) shall be a DTC participant (collectively, the “Broker-Dealer”). The Investor shall, from time to time, provide the Company and the Company’s transfer agent with all information regarding the Broker-Dealer reasonably requested by the Company. The Investor shall be solely responsible for all fees and commissions of the Broker-Dealer (if any), which shall not exceed customary brokerage fees and commissions and shall be responsible for designating only a DTC participant eligible to receive DWAC Shares.

Section 6.14. FINRA Filing. The Company shall assist the Investor and BRS with BRS’ preparation and filing with FINRA’s Corporate Financing Department via the Public Offering System of all documents and information required to be filed with FINRA pursuant to FINRA Rule 5110 with regard to the transactions contemplated by this Agreement (the “FINRA Filing”). In connection therewith, on or prior to the date the FINRA Filing is first made by BRS with FINRA, the Company shall pay to FINRA by wire transfer of immediately available funds the applicable filing fee with respect to the FINRA Filing, and the Company shall be solely responsible for payment of such fee. The parties hereby agree to provide each other and BRS all requisite information and otherwise to assist each other and BRS in a timely fashion in order for BRS to complete the preparation and submission of the FINRA Filing in accordance with this Section 6.14 and to assist BRS in promptly responding to any inquiries or requests from FINRA or its staff. Each party hereto shall (a) promptly notify the other party and BRS of any communication to that party or its Affiliates from FINRA, including, without limitation, any request from FINRA or its staff for amendments or supplements to or additional information in respect of the FINRA Filing and permit the other party and BRS to review in advance any proposed written communication to FINRA and (b) furnish the other party and BRS with copies of all written correspondence, filings and communications between them and their affiliates and their respective representatives and advisors, on the one hand, and FINRA or members of its staff, on the other hand, with respect to this Agreement, the Registration Rights Agreement or the transactions contemplated by the Transaction Documents. Each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party and BRS in doing, all things necessary, proper or advisable in order for BRS to obtain as promptly as practicable written confirmation from FINRA to the effect that FINRA’s Corporate Financing Department has determined not to raise any objection with respect to the fairness and reasonableness of the terms of the transactions contemplated by the Transaction Documents. Notwithstanding anything to the contrary contained in this Agreement, the Commencement Date shall not occur, unless and until BRS shall have received written confirmation from FINRA to the effect that FINRA’s Corporate Financing Department has determined not to raise any objection with respect to the fairness and reasonableness of the terms of the transactions contemplated by this Agreement.

Section 6.15. QIU. If the Investor or any of its Affiliates, including BRS, reasonably determines that a Qualified Independent Underwriter is required to participate in the transactions contemplated by the Transaction Documents in order for such transactions to be in full compliance with the rules and regulations of FINRA, including, without limitation, FINRA Rule 5121, each of the parties hereto shall have executed such documentation as may reasonably be required to engage a Qualified Independent Underwriter to participate in the transactions contemplated by the Transaction Documents in accordance with the rules and regulations of FINRA, including, without limitation, FINRA Rule 5121.

Section 6.16. Disclosure Schedule.

(i) The Company may, from time to time, update the Disclosure Schedule as may be required to satisfy the conditions set forth in Section 7.2(i) and Section 7.3(i) (to the extent such condition set forth in Section 7.3(i) relates to the condition in Section 7.2(i) as of a specific Purchase Condition Satisfaction Time). For purposes of this Section 6.16, any disclosure made in a schedule to the Compliance Certificate shall be deemed to be an update of the Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, no update to the Disclosure Schedule pursuant to this Section 6.16 shall cure any breach of a representation or warranty of the Company contained in this Agreement and made prior to the update and shall not affect any of the Investor’s rights or remedies with respect thereto.

(ii) Notwithstanding anything to the contrary contained in the Disclosure Schedule or in this Agreement, the information and disclosure contained in any Schedule of the Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in any other Schedule of the Disclosure Schedule as though fully set forth in such Schedule for which applicability of such information and disclosure is readily apparent on its face. The fact that any item of information is disclosed in the Disclosure Schedule shall not be construed to mean that such information is required to be disclosed by this Agreement. Except as expressly set forth in this Agreement, such information and the thresholds (whether based on quantity, qualitative characterization, dollar amounts or otherwise) set forth herein shall not be used as a basis for interpreting the terms “material” or “Material Adverse Effect” or other similar terms in this Agreement.

Section 6.17. Delivery of Compliance Certificates and Bring-Down Negative Assurance Letters Upon Occurrence of Certain Events. Within three (3) Trading Days immediately following: (i) each date on which the Company files with the Commission (A) an Annual Report on Form 20-F under the Exchange Act, (B) a Form 20-F/A containing amended (or restated) financial information or a material amendment to a previously filed Annual Report on Form 20-F under the Exchange Act, (C) a Report of Foreign Private Issuer on Form 6-K that includes financial information as of the end of the Company’s most recent fiscal quarter under the Exchange Act, or (D) a Report of Foreign Private Issuer on Form 6-K containing amended (or restated) financial information under the Exchange Act; and (ii) the effective date of (A) each post-effective amendment to the Initial Registration Statement, (B) each New Registration Statement and (C) each post-effective amendment to each New Registration Statement, and in any case, not more than once per calendar quarter (each, a “Representation Date”), the Company shall (I) deliver to the Investor a Compliance Certificate, dated the date of delivery to the Investor and (II) cause to be furnished to the Investor an opinion and negative assurance letter “bring-down” from outside U.S. counsel to the Company, dated the date of delivery to the Investor, substantially in the form mutually agreed to by the Company and the Investor prior to the date of this Agreement, modified, as necessary, to relate to a New Registration Statement or a post-effective amendment to the Initial Registration Statement or a New Registration Statement, and the Prospectus contained in a Registration Statement or post-effective amendment as then amended or supplemented by any Prospectus Supplement thereto as of the date of such letter, as applicable (each, a “Bring-Down Negative Assurance Letter”). The requirement to provide the documents identified in the previous sentence shall be tolled with respect to any Representation Date, if (A) the Company has given written notice to the Investor (with a copy to its counsel) in accordance with Section 10.4, not later than one (1) Trading Day prior to the applicable Representation Date, of the Company’s decision to suspend delivery of VWAP Purchase Notices for future VWAP Purchases and delivery of Intraday VWAP Purchase Notices for future Intraday VWAP Purchases (each, a “Future Purchase Suspension”) (it being hereby acknowledged and agreed that no Future Purchase

Suspension shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase and any pending Intraday VWAP Purchase (as applicable) that has not been fully settled in accordance with the terms and conditions of this Agreement, and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase and any pending Intraday VWAP Purchase under the Transaction Documents), and (B) such Representation Date does not occur during the period beginning on the Trading Day immediately preceding the Purchase Date for a VWAP Purchase or an Intraday VWAP Purchase (as applicable) and ending on the third (3rd) Trading Day following the date of full settlement thereof and the issuance to the Investor of all of the Shares that are issuable to the Investor pursuant to such VWAP Purchase or such Intraday VWAP Purchase (as applicable), which tolling shall continue until the earlier to occur of (1) the Trading Day immediately preceding the Purchase Date for a VWAP Purchase or an Intraday VWAP Purchase (as applicable), which for such calendar quarter shall be considered a Representation Date, and (2) the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to deliver a VWAP Purchase Notice or an Intraday VWAP Purchase Notice following a Representation Date when a Future Purchase Suspension was in effect and did not provide the Investor with the documents identified in clauses (I) and (II) of the first sentence of this Section 6.17, then prior to the Company’s delivery to the Investor of such VWAP Purchase Notice or such Intraday VWAP Purchase Notice (as applicable) on a Purchase Date, the Company shall provide the Investor with the documents identified in clauses (I) and (II) of the first sentence of this Section 6.17, dated as of the applicable Purchase Date.

ARTICLE VII

CONDITIONS TO CLOSING, COMMENCEMENT AND PURCHASES

Section 7.1. Conditions Precedent and Subsequent to Closing. The Closing is subject to the satisfaction of each of the conditions set forth in this Section 7.1 on the Closing Date.

(i) Accuracy of the Investor’s Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (a) that are not qualified by “materiality” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all material respects as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall be true and correct as of the Closing Date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(iii) Payment of Investor Expense Reimbursement; Issuance of Commitment Shares. Within ten (10) Trading Days of the Closing Date, the Company shall pay by wire transfer of immediately available funds to an account designated by the Investor (or the Investor’s counsel), the Investor Expense Reimbursement in accordance with Section 10.1(i), all of which Investor Expense Reimbursement shall be fully earned and non-refundable as of the Closing Date, regardless of whether the Commencement occurs or whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. On the Closing Date, the Company shall deliver irrevocable instructions to its transfer agent to issue to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day immediately following the Closing Date, a certificate or book-entry statement representing the Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Company prior to the Closing Date), in consideration for the Investor’s execution and delivery of this Agreement. Such certificate or book-entry statement shall be delivered to the Investor by email or by courier at its address set forth in Section 10.4 hereof in accordance with Section 10.4. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Closing Date, regardless of whether the Commencement occurs or whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement.

(iv) Closing Deliverables. At the Closing, counterpart signature pages of this Agreement and the Registration Rights Agreement executed by each of the parties hereto shall be delivered as provided in Section 2.2. Simultaneously with the execution and delivery of this Agreement and the Registration Rights Agreement, the Investor’s counsel shall have received (a) the opinions of the Company’s outside U.S. counsel and outside Australian counsel, dated the Closing Date, in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement, (b) the closing certificate from the Company, dated the Closing Date, in the form of Exhibit B hereto, and (c) a copy of the irrevocable instructions to the Company’s transfer agent regarding the issuance to the Investor or its designee of the certificate(s) or book-entry statement(s) representing the Commitment Shares pursuant to and in accordance with Section 10.1(ii) hereof.

Section 7.2. Conditions Precedent to Commencement. The right of the Company to commence delivering VWAP Purchase Notices and Intraday VWAP Purchase Notices under this Agreement, and the obligation of the Investor to accept VWAP Purchase Notices and Intraday VWAP Purchase Notices timely delivered to the Investor by the Company under this Agreement, are subject to the initial satisfaction, at Commencement, of each of the conditions set forth in this Section 7.2.

(i) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company contained in this Agreement (a) that are not qualified by “materiality” or “Material Adverse Effect” shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct in all material respects as of such other date and (b) that are qualified by “materiality” or “Material Adverse Effect” shall have been true and correct when made and shall be true and correct as of the Commencement Date with the same force and effect as if made on such date, except to the extent such representations and warranties are as of another date, in which case, such representations and warranties shall be true and correct as of such other date.

(ii) Performance of the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Commencement. The Company shall deliver to the Investor on the Commencement Date the compliance certificate substantially in the form attached hereto as Exhibit C (the “Compliance Certificate”).

(iii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein required to be filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement shall have been declared effective under the Securities Act by the Commission, and the Investor shall be permitted to utilize the Prospectus therein to resell (i) all of the Commitment Shares and (ii) all of the Shares included in such Prospectus.

(iv) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other Governmental Authority for any additional information relating to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Authority of any stop order suspending the effectiveness of the Initial Registration Statement or prohibiting or suspending the use of the Prospectus contained therein or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (c) the objection of FINRA to the terms of the transactions contemplated by the Transaction Documents or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement, the Prospectus contained therein or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or a supplement to the Prospectus contained therein or any Prospectus Supplement thereto to comply with the Securities Act or any state securities laws, the Corporations Act, Australian securities laws or any other applicable law. The Company shall have no Knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or the prohibition or suspension of the use of the Prospectus contained therein or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(v) Other Commission Filings. The Form 6-K Report and the Form D shall have been filed with the Commission as required pursuant to Section 2.3. The final Prospectus included in the Initial Registration Statement shall have been filed with the Commission prior to Commencement in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, prior to Commencement shall have been filed with the Commission.

(vi) No Suspension of Trading in or Notice of Delisting of Ordinary Shares. Trading in the Ordinary Shares shall not have been suspended by the Commission, the Trading Market or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Commencement Date), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Ordinary Shares on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Ordinary Shares is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(vii) Compliance with Laws. The Company shall have complied with all applicable U.S. federal, state, local laws, rules, regulations and ordinances, and all applicable Australian laws in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Securities by the Company to the Investor and the subsequent resale of the Registrable Securities by the Investor (or shall have the availability of exemptions therefrom).

(viii) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any Governmental Authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(ix) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, and no inquiry or investigation by any Governmental Authority shall have been commenced, against the Company or any Subsidiary, or any of the officers, directors or Affiliates of the Company or any Subsidiary, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

(x) Listing of Securities. All of the Securities that have been and may be issued pursuant to this Agreement shall have been approved for listing or quotation on the Trading Market (or on an Eligible Market) as of the Commencement Date, subject only to notice of issuance.

(xi) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(xii) No Bankruptcy Proceedings. No Person shall have commenced a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law. The Company shall not have, pursuant to or within the meaning of any Bankruptcy Law, (a) commenced a voluntary case, (b) consented to the entry of an order for relief against it in an involuntary case, (c) consented to the appointment of a Custodian of the Company or for all or substantially all of its property, or (d) made a general assignment for the benefit of its creditors. A U.S. federal, state or Australian court of competent jurisdiction shall not have entered an order or decree under any Bankruptcy Law that (I) is for relief against the Company in an involuntary case, (II) appoints a Custodian of the Company or for all or substantially all of its property, or (III) orders the liquidation of the Company or any of its Subsidiaries.

(xiii) Commitment Shares Issued as DWAC Shares. The Company shall have caused the Company’s transfer agent to credit the Investor’s or its designee’s account at DTC as DWAC Shares such number of Ordinary Shares equal to the number of Commitment Shares issued to the Investor pursuant to Section 10.1(ii) hereof, in accordance with Section 10.1(iv) hereof.

(xiv) Delivery of Commencement Irrevocable Transfer Agent Instructions and Notice of Effectiveness. The Commencement Irrevocable Transfer Agent Instructions shall have been executed by the Company and delivered to acknowledged in writing by the Company’s transfer agent, and the Notice of Effectiveness relating to the Initial Registration Statement shall have been executed by the Company’s outside counsel and delivered to the Company’s transfer agent, in each case directing such transfer agent to issue to the Investor or its designated Broker-Dealer all of the Commitment Shares and Shares included in the Initial Registration Statement as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement.

(xv) Approval of Issuance of Shares. As of the Commencement Date, the Company shall have approved the issue of up to $75,000,000 in Ordinary Shares pursuant to VWAP Purchases and Intraday VWAP Purchases that may be effected by the Company, in its sole discretion, from and after the Commencement Date under this Agreement.

(xvi) Opinion and Negative Assurance of Company U.S. Counsel and Company Australian Counsel. On the Commencement Date, the Investor shall have received an opinion and negative assurance letter from the Company’s outside U.S. counsel, and an opinion from the Company’s outside Australian counsel, each dated the Commencement Date, in the forms mutually agreed to by the Company and the Investor prior to the date of this Agreement.

(xvii) FINRA No Objections. Prior to the Commencement Date, FINRA’s Corporate Financing Department shall have confirmed in writing that it has determined not to raise any objection with respect to the fairness and reasonableness of the terms and arrangements of the transactions contemplated by the Transaction Documents.

Section 7.3. Conditions Precedent to Purchases after Commencement Date. The right of the Company to deliver VWAP Purchase Notices and Intraday VWAP Purchase Notices under this Agreement after the Commencement Date, and the obligation of the Investor to accept VWAP Purchase Notices and Intraday VWAP Purchase Notices timely delivered to the Investor by the Company under this Agreement after the Commencement Date, are subject to the satisfaction of each of the conditions set forth in this Section 7.3, (X) with respect to a VWAP Purchase Notice for a VWAP Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the VWAP Purchase Commencement Time of the applicable VWAP Purchase Period for such VWAP Purchase to be effected pursuant to such VWAP Purchase Notice and (Y) with respect to an Intraday VWAP Purchase Notice for an Intraday VWAP Purchase that is timely delivered by the Company to the Investor in accordance with this Agreement, as of the Intraday VWAP Purchase Commencement Time of the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase to be effected pursuant to such Intraday VWAP Purchase Notice (each such VWAP Purchase Commencement Time (with respect to a VWAP Purchase Notice) and each such Intraday VWAP Purchase Commencement Time (with respect to an Intraday VWAP Purchase Notice), at which time all such conditions must be satisfied, a “Purchase Condition Satisfaction Time”).

(i) Satisfaction of Certain Prior Conditions. Each of the conditions set forth in subsections (i), (ii), and (vii) through (xiv) set forth in Section 7.2 shall be satisfied at the applicable Purchase Condition Satisfaction Time after the Commencement Date (with the terms “Commencement” and “Commencement Date” in the conditions set forth in subsections (i) and (ii) of Section 7.2 replaced with “applicable Purchase Condition Satisfaction Time”); provided, however, that the Company shall not be required to deliver the Compliance Certificate after the Commencement Date, except as provided in Section 6.17 and Section 7.3(x).

(ii) Initial Registration Statement Effective. The Initial Registration Statement covering the resale by the Investor of the Registrable Securities included therein filed by the Company with the Commission pursuant to Section 2(a) of the Registration Rights Agreement, and any post-effective amendment thereto required to be filed by the Company with the Commission after the Commencement Date and prior to the applicable Purchase Date pursuant to the Registration Rights Agreement, in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares, (b) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Purchase Date and (c) all of the Shares included in the Initial Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a VWAP Purchase or an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date.

(iii) Any Required New Registration Statement Effective. Any New Registration Statement covering the resale by the Investor of the Registrable Securities included therein, and any post-effective amendment thereto, required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or Intraday VWAP Purchase (as applicable), in each case shall have been declared effective under the Securities Act by the Commission and shall remain effective for the applicable Registration Period, and the Investor shall be permitted to utilize the Prospectus therein, and any Prospectus Supplement thereto, to resell (a) all of the Commitment Shares (if any) included in such New Registration Statement, and any post-effective amendment thereto, (b) all of the Shares included in such New Registration Statement, and any post-effective amendment thereto, that have been issued and sold to the Investor hereunder pursuant to all VWAP Purchase Notices and Intraday VWAP Purchase Notices (as applicable) delivered by the Company to the Investor prior to such applicable Purchase Date and (c) all of the Shares included in such new Registration Statement, and any post-effective amendment thereto, that are issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) delivered by the Company to the Investor with respect to a VWAP Purchase or an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date.

(iv) Delivery of Subsequent Irrevocable Transfer Agent Instructions and Notice of Effectiveness. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall have delivered or caused to be delivered to the Company’s transfer agent (a) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by its transfer agent and (b) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement and the Registration Rights Agreement.

(v) No Material Notices. None of the following events shall have occurred and be continuing: (a) receipt of any request by the Commission or any other Governmental Authority for any additional information relating to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or for any amendment of or supplement to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto; (b) the issuance by the Commission or any other Governmental Authority of any stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or prohibiting or suspending the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto, or of the suspension of qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for such purpose; (c) the objection of FINRA to the terms of the transactions contemplated by the Transaction Documents or (d) the occurrence of any event or the existence of any condition or state of facts, which makes any statement of a material fact made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto untrue or which requires the making of any additions to or changes to the statements then made in the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of the Prospectus or any Prospectus Supplement, in light of the circumstances under which they were made) not misleading, or which requires an amendment to the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto to comply with the Securities Act or any state securities laws, the Corporations Act, Australian securities laws or any other applicable law (other than the transactions contemplated by the applicable VWAP Purchase Notice delivered by the Company to the Investor with respect to a VWAP Purchase, or the applicable Intraday VWAP Purchase Notice delivered by the Company to the Investor with respect to an Intraday VWAP Purchase (as applicable) to be effected hereunder on such applicable Purchase Date and the settlement thereof). The Company shall have no Knowledge of any event that could reasonably be expected to have the effect of causing the suspension of the effectiveness of the Initial Registration Statement or any post-effective amendment thereto, any New Registration Statement or any post-effective amendment thereto, or the prohibition or suspension of the use of the Prospectus contained in any of the foregoing or any Prospectus Supplement thereto in connection with the resale of the Registrable Securities by the Investor.

(vi) Other Commission Filings. The final Prospectus included in any post-effective amendment to the Initial Registration Statement, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. The final Prospectus included in any New Registration Statement and in any post-effective amendment thereto, and any Prospectus Supplement thereto, required to be filed by the Company with the Commission pursuant to Section 2.3 and the Registration Rights Agreement after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission in accordance with Section 2.3 and the Registration Rights Agreement. All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the Commission pursuant to the reporting requirements of the Exchange Act, including all material required to have been filed pursuant to Section 13(a) or 15(d) of the Exchange Act, after the Commencement Date and prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable), shall have been filed with the Commission and, if any Registrable Securities are covered by a Registration Statement on Form S-3, such filings shall have been made within the applicable time period prescribed for such filing under the Exchange Act.

(vii) No Suspension of Trading in or Notice of Delisting of Ordinary Shares. Trading in the Ordinary Shares shall not have been suspended by the Commission, the Trading Market (or Eligible Market, as applicable) or FINRA (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the applicable Purchase Date for such VWAP Purchase or such Intraday VWAP Purchase (as applicable)), the Company shall not have received any final and non-appealable notice that the listing or quotation of the Ordinary Shares on the Trading Market (or Eligible Market, as applicable) shall be terminated on a date certain (unless, prior to such date certain, the Ordinary Shares is listed or quoted on any other Eligible Market), nor shall there have been imposed any suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares that is continuing, the Company shall not have received any notice from DTC to the effect that a suspension of, or restriction on, accepting additional deposits of the Ordinary Shares, electronic trading or book-entry services by DTC with respect to the Ordinary Shares is being imposed or is contemplated (unless, prior to such suspension or restriction, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension or restriction).

(viii) Certain Limitations. The issuance and sale of the Shares issuable pursuant to the applicable VWAP Purchase Notice or the applicable Intraday VWAP Purchase Notice (as applicable) shall not (a) exceed, in the case of a VWAP Purchase Notice, the VWAP Purchase Maximum Amount applicable to such VWAP Purchase Notice or, in the case of an Intraday VWAP Purchase Notice, the Intraday VWAP Purchase Maximum Amount applicable to such Intraday VWAP Purchase Notice, (b) cause the aggregate number of Ordinary Shares issued pursuant to this Agreement to exceed the Aggregate Limit, (c) cause the Investor to beneficially own (under Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder) Ordinary Shares in excess of the Beneficial Ownership Limitation, or (d) cause the Investor to have a “relevant interest” (as that term is defined in the Corporations Act) in Ordinary Shares in excess of the Corporations Act Limitation, unless in the case of this clause (d), the Company shall have obtained the approval of its shareholders in accordance with Item 7 of Section 611 of the Corporations Act.

(ix) Shares Authorized and Delivered. All of the Shares issuable pursuant to the applicable VWAP Purchase Notice or Intraday VWAP Purchase Notice (as applicable) shall have been duly authorized by all necessary corporate action of the Company. All Shares relating to all prior VWAP Purchase Notices and all prior Intraday VWAP Purchase Notices required to have been received by the Investor as DWAC Shares under this Agreement prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable) shall have been delivered to the Investor as DWAC Shares in accordance with this Agreement.

(x) Bring-Down Negative Assurance Letters and Compliance Certificates. The Investor shall have received (a) all Bring-Down Negative Assurance Letters from outside U.S. counsel to the Company, which the Company was obligated to instruct its outside counsel to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable), and (b) all Compliance Certificates from the Company that the Company was obligated to deliver to the Investor prior to the applicable Purchase Condition Satisfaction Time for the applicable VWAP Purchase or Intraday VWAP Purchase (as applicable), in each case in accordance with Section 6.17.

ARTICLE VIII

TERMINATION

Section 8.1. Automatic Termination. Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the Commencement Date, (ii) the date on which the Investor shall have subscribed for and purchased from the Company, pursuant to all VWAP Purchases and Intraday VWAP Purchases that have occurred and fully settled pursuant to this Agreement, an aggregate number of Shares for a total aggregate gross purchase price to the Company equal to the Total Commitment, (iii) the date on which the Ordinary Shares shall have failed to be listed or quoted on the Trading Market or any Eligible Market for a period of one (1) Trading Day, (iv) the thirtieth (30th) Trading Day next following the date on which, pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company, in each case that is not discharged or dismissed prior to such thirtieth (30th) Trading Day, and (v) the date on which, pursuant to or within the meaning of any Bankruptcy Law, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors.

Section 8.2. Other Termination. Subject to Section 8.3, the Company may terminate this Agreement after the Commencement Date effective upon ten (10) Trading Days’ prior written notice to the Investor in accordance with Section 10.4; provided, however, that (i) the Company shall have issued all of the Commitment Shares required to be issued to the Investor pursuant to Section 10.1(ii) of this Agreement and shall have paid the Investor Expense Reimbursement required to be paid to the Investor or its counsel pursuant to Section 10.1(i) of this Agreement, in each case prior to such termination, and (ii) prior to issuing any press release, or making any public statement or announcement, with respect to such termination, the Company shall consult with the Investor and its counsel on the form and substance of such press release or other disclosure. Subject to Section 8.3, this Agreement may be terminated at any time by the mutual written consent of the parties, effective as of the date of such mutual written consent unless otherwise provided in such written consent. Subject to Section 8.3, the Investor shall have the right to terminate this Agreement effective upon ten (10) Trading Days’ prior written notice to the Company in accordance with Section 10.4, if: (a) any condition, occurrence, state of facts or event constituting a Material Adverse Effect has occurred and is continuing; (b) a Fundamental Transaction shall have occurred; (c) the Initial Registration Statement and any New Registration Statement is not filed by the applicable Filing Deadline therefor or declared effective by the Commission by the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement) therefor, or the Company is otherwise in breach or default in any material respect under any of the other provisions of the Registration Rights Agreement, and, if such failure, breach or default is capable of being cured, such failure, breach or default is not cured within ten (10) Trading Days after notice of such failure, breach or default is delivered to the Company pursuant to Section 10.4; (d) while a Registration Statement, or any post-effective amendment thereto, is required to be maintained effective pursuant to the terms of the Registration Rights Agreement and the Investor holds any Registrable Securities, the effectiveness of such Registration Statement, or any post-effective amendment thereto, lapses for any reason (including, without limitation, the issuance of a stop order by the Commission) or such Registration Statement or any post-effective amendment thereto, the Prospectus contained therein or any Prospectus Supplement thereto otherwise becomes unavailable to the Investor for the resale of all of the Registrable Securities included therein in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of twenty (20) consecutive Trading Days or for more than an aggregate of sixty (60) Trading Days in any 365-day period, other than due to acts of the Investor; (e) trading in the Ordinary Shares on the Trading Market (or if the Ordinary Shares is then listed on an Eligible Market, trading in the Ordinary Shares on such Eligible Market) shall have been suspended and such suspension continues for a period of three (3) consecutive Trading Days; or (f) the Company is in material breach or default of this Agreement, and, if such breach or default is capable of being cured, such breach or default is not cured within ten (10) Trading Days after notice of such breach or default is delivered to the Company pursuant to Section 10.4. Unless notification thereof is required elsewhere in this Agreement (in which case such notification shall be provided in accordance with such other provision), the Company shall promptly (but in no event later than twenty-four (24) hours) notify the Investor (and, if required under applicable law, or under the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable), the Company shall publicly disclose such information in accordance with the applicable rules and regulations of the Trading Market (or Eligible Market, as applicable)) upon becoming aware of any of the events set forth in the immediately preceding sentence.

Section 8.3. Effect of Termination. In the event of termination by the Company or the Investor (other than by mutual termination) pursuant to Section 8.2, written notice thereof shall forthwith be given to the other party as provided in Section 10.4 and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 8.1 or Section 8.2, this Agreement shall become void and of no further force and effect, except that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article IX (Indemnification), Article X (Miscellaneous) and this Article VIII (Termination) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Securities, the covenants and agreements of the Company contained in Article VI (Additional Covenants) shall remain in full force and notwithstanding such termination for a period of six (6) months following such termination. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement by any party shall (i) become effective prior to the fifth (5th) Trading Day immediately following the settlement date related to any pending VWAP Purchase or any pending Intraday VWAP Purchase (as applicable) that has not been fully settled in accordance with the terms and conditions of this Agreement (it being hereby acknowledged and agreed that no termination of this Agreement shall limit, alter, modify, change or otherwise affect any of the Company’s or the Investor’s rights or obligations under the Transaction Documents with respect to any pending VWAP Purchase and any pending Intraday VWAP Purchase (as applicable), and that the parties shall fully perform their respective obligations with respect to any such pending VWAP Purchase and any pending Intraday VWAP Purchase under the Transaction Documents), (ii) limit, alter, modify, change or otherwise affect the Company’s or the Investor’s rights or obligations under the Registration Rights Agreement, all of which shall survive any such termination, (iii) affect any Commitment Shares issued or issuable to the Investor pursuant to Section 10.1(ii), all of which Commitment Shares shall be fully earned as of the Closing Date, regardless of whether the Commencement shall have occurred, whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement, or (iv) affect the Investor Expense Reimbursement payable or paid to the Investor (or to its counsel directly), all of which Investor Expense Reimbursement shall be non-refundable when paid on the Closing Date pursuant to

Section 10.1(i), regardless of whether the Commencement shall have occurred, whether any VWAP Purchases or Intraday VWAP Purchases are made or settled hereunder or any subsequent termination of this Agreement. Nothing in this Section 8.3 shall be deemed to release the Company or the Investor from any liability for any breach or default under this Agreement or any of the other Transaction Documents to which it is a party, or to impair the rights of the Company and the Investor to compel specific performance by the other party of its obligations under the Transaction Documents to which it is a party.

ARTICLE IX

INDEMNIFICATION

Section 9.1. Indemnification of Investor. In consideration of the Investor’s execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, subject to the provisions of this Section 9.1, the Company shall indemnify and hold harmless the Investor, each of its directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title), each Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), and the respective directors, officers, shareholders, members, partners, employees, representatives, agents and advisors (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Investor Party”), from and against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses (including all judgments, amounts paid in settlement, court costs, reasonable attorneys’ fees and costs of defense and investigation) (collectively, “Damages”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Registration Rights Agreement or in the other Transaction Documents to which it is a party or (b) any action, suit, claim or proceeding (including for these purposes a derivative action brought on behalf of the Company) instituted against such Investor Party arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents, other than claims for indemnification within the scope of Section 6 of the Registration Rights Agreement; provided, however, that (x) the foregoing indemnity shall not apply to any Damages to the extent, but only to the extent, that such Damages resulted directly and primarily from a breach of any of the Investor’s representations, warranties, covenants or agreements contained in this Agreement or the Registration Rights Agreement, and (y) the Company shall not be liable under subsection (b) of this Section 9.1 to the extent, but only to the extent, that a court of competent jurisdiction shall have determined by a final judgment (from which no further appeals are available) that such Damages resulted directly and primarily from any acts or failures to act, undertaken or omitted to be taken by such Investor Party through its fraud, bad faith, gross negligence, or willful or reckless misconduct.

The Company shall reimburse any Investor Party promptly upon demand (with accompanying presentation of sufficiently detailed documentary evidence) for all legal and other costs and expenses reasonably incurred by such Investor Party in connection with (i) any action, suit, claim or proceeding, whether at law or in equity, to enforce compliance by the Company with any provision of the Transaction Documents or (ii) any other any action, suit, claim or proceeding, whether at law or in equity, with respect to which it is entitled to indemnification under this Section 9.1; provided that the Investor shall promptly reimburse the Company for all such legal and other costs and expenses to the extent a court of competent jurisdiction determines that any Investor Party was not entitled to such reimbursement.

An Investor Party’s right to indemnification or other remedies based upon the representations, warranties, covenants and agreements of the Company set forth in the Transaction Documents shall not in any way be affected by any investigation or knowledge of such Investor Party. Such representations, warranties, covenants and agreements shall not be affected or deemed waived by reason of the fact that an Investor Party knew or should have known that any representation or warranty might be inaccurate or that the Company failed to comply with any agreement or covenant. Any investigation by such Investor Party shall be for its own protection only and shall not affect or impair any right or remedy hereunder.

To the extent that the foregoing undertakings by the Company set forth in this Section 9.1 may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Damages which is permissible under applicable law.

Section 9.2. Indemnification Procedures. Promptly after an Investor Party receives notice of a claim or the commencement of an action for which the Investor Party intends to seek indemnification under Section 9.1, the Investor Party will notify the Company in writing of the claim or commencement of the action, suit or proceeding; provided, however, that failure to notify the Company will not relieve the Company from liability under Section 9.1, except to the extent it has been materially prejudiced by the failure to give notice. The Company will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, and if the Company acknowledges in writing the obligation to indemnify the Investor Party against whom the claim or action is brought, the Company may (but will not be required to) assume the defense against the claim, action, suit or proceeding with counsel satisfactory to it. After the Company notifies the Investor Party that the Company wishes to assume the defense of a claim, action, suit or proceeding, the Company will not be liable for any further legal or other expenses incurred by the Investor Party in connection with the defense against the claim, action, suit or proceeding except that if, in the opinion of counsel to the Investor Party, it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and such Investor Party. In such event, the Company will pay the reasonable fees and expenses of no more than one separate counsel for all such Investor Parties promptly as such fees and expenses are incurred. Each Investor Party, as a condition to receiving indemnification as provided in Section 9.1, will cooperate in all reasonable respects with the Company in the defense of any action or claim as to which indemnification is sought. The Company will not be liable for any settlement of any action effected without its prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Company will not, without the prior written consent of the Investor Party, effect any settlement of a pending or threatened action with respect to which an Investor Party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the Investor Party from all liability and claims which are the subject matter of the pending or threatened action.

The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Investor Party at law or in equity.

ARTICLE X

MISCELLANEOUS

Section 10.1. Certain Fees and Expenses; Commitment Shares; Commencement Irrevocable Transfer Agent Instructions.

(i) Certain Fees and Expenses. Each party shall bear its own fees and expenses related to the transactions contemplated by this Agreement; provided, however, that the Company shall pay, on or prior to the Closing Date, by wire transfer of immediately available funds to an account designated by the Investor (or to an account designated by the Investor’s counsel) on or prior to the date of this Agreement, a non-accountable and non-refundable Investor Expense Reimbursement of up to $100,000, exclusive of disbursements and out-of-pocket expenses (the “Investor Expense Reimbursement”), in connection with the preparation, negotiation, execution and delivery of the Transaction Documents and legal due diligence of the Company. For the avoidance of doubt, the Investor Expense Reimbursement shall be non-refundable when paid on or prior to the Closing Date, regardless of whether the Commencement shall have occurred, any VWAP Purchases or Intraday VWAP Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement. The Company shall pay all U.S. federal, state, local, and Australian stamp and other similar transfer and other taxes and duties levied in connection with the issuance of the Securities pursuant hereto.

(ii) Commitment Shares. In consideration for the Investor’s execution and delivery of this Agreement, concurrently with the execution and delivery of this Agreement on the Closing Date, the Company shall deliver irrevocable instructions to its transfer agent to issue to the Investor, not later than 4:00 p.m. (New York City time) on the Trading Day immediately following the Closing Date, one or more certificate(s) or book-entry statement(s) representing the Commitment Shares in the name of the Investor or its designee (in which case such designee name shall have been provided to the Company prior to the Closing Date). Such certificate or book-entry statement shall be delivered to the Investor by overnight courier at its address set forth in Section 10.4. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the Closing Date regardless of whether the Commencement shall have occurred, any VWAP Purchases or Intraday VWAP Purchases are effected by the Company or settled hereunder or any subsequent termination of this Agreement. Upon issuance pursuant to this Section 10.1(ii), the Commitment Shares shall constitute “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act and, subject to the provisions of subsection (iv) of this Section 10.1, the certificate or book-entry statement representing the Commitment Shares shall bear the restrictive legend set forth below in subsection (iii) of this Section 10.1. The Commitment Shares shall constitute Registrable Securities and shall be included in the Initial Registration Statement and any post-effective amendment thereto, and the Prospectus included therein, and, if necessary to register the resale thereof by the Investor under the Securities Act, in any New Registration Statement and any post-effective amendment thereto, and the Prospectus included therein, in each case in accordance with this Agreement and the Registration Rights Agreement.

(iii) Legends. The certificate(s) or book-entry statement(s) representing the Commitment Shares issued prior to the Effective Date of the Initial Registration Statement, except as set forth below, shall bear a restrictive legend in substantially the following form (and stop transfer instructions may be placed against transfer of the Commitment Shares):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Notwithstanding the foregoing and for the avoidance of doubt, all Shares to be issued in respect of each VWAP Purchase Notice and all Shares to be issued in respect of each Intraday VWAP Purchase Notice delivered to the Investor pursuant to this Agreement, in each case shall be issued to the Investor in accordance with Section 3.3 by crediting the Investor’s or its designees’ account at DTC as DWAC Shares, and the Company shall not take any action or give instructions to any transfer agent of the Company otherwise.

(iv) Irrevocable Transfer Agent Instructions; Notice of Effectiveness. On the earlier of (a) the Commencement Date and (b) such time that the Investor shall request, provided all conditions of Rule 144 are met, the Company shall, no later than one (1) Trading Day following the delivery by the Investor to the Company or its transfer agent of one or more legended certificates or book-entry statements representing the Commitment Shares issued to the Investor pursuant to Section 10.1(ii) (which certificates or book-entry statements the Investor shall promptly deliver on or prior to the first to occur of the events described in clauses (a) and (b) of this sentence), cause the Company’s transfer agent to credit the Investor’s or its designee’s account at DTC as DWAC Shares such number of Ordinary Shares equal to the number of Commitment Shares issued to the Investor pursuant to Section 10.1(ii). The Company shall take all actions to carry out the intent and accomplish the purposes of the immediately preceding sentence, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to its transfer agent, and any successor transfer agent of the Company, as may be requested from time to time by the Investor or necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence. On the Effective Date of the Initial Registration Statement and prior to Commencement, the Company shall deliver or cause to be delivered to its transfer agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company), (i) irrevocable instructions executed by the Company and acknowledged in writing by the Company’s transfer agent (the “Commencement Irrevocable Transfer Agent Instructions”) and (ii) the notice of effectiveness in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness”) relating to the Initial Registration Statement executed by the Company’s outside counsel, in each case directing the

Company’s transfer agent to issue to the Investor or its designee all of the Commitment Shares and the Shares included in the Initial Registration Statement as DWAC Shares in accordance with this Agreement and the Registration Rights Agreement. With respect to any post-effective amendment to the Initial Registration Statement, any New Registration Statement or any post-effective amendment to any New Registration Statement, in each case declared effective by the Commission after the Commencement Date, the Company shall deliver or cause to be delivered to its transfer agent (and thereafter, shall deliver or cause to be delivered to any subsequent transfer agent of the Company) (i) irrevocable instructions in the form substantially similar to the Commencement Irrevocable Transfer Agent Instructions executed by the Company and acknowledged in writing by the Company’s transfer agent and (ii) the Notice of Effectiveness, in each case modified as necessary to refer to such Registration Statement or post-effective amendment and the Registrable Securities included therein, to issue the Registrable Securities included therein as DWAC Shares in accordance with the terms of this Agreement and the Registration Rights Agreement. For the avoidance of doubt, all Shares and Commitment Shares to be issued and delivered from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued and delivered to the Investor or its designee only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than those referred to in this Section 10.1(iv) will be given by the Company to its transfer agent, or any successor transfer agent of the Company, with respect to the Shares and the Commitment Shares from and after Commencement, and the Shares and the Commitment Shares (as applicable) covered by the Initial Registration Statement or any post-effective amendment thereof, or any New Registration Statement or post-effective amendment thereof, as applicable, shall otherwise be freely transferable on the books and records of the Company and no stop transfer instructions shall be maintained against the transfer thereof. The Company agrees that if the Company fails to fully comply with the provisions of this Section 10.1(iv) within three (3) Trading Days after the date on which the Investor has provided the deliverables referred to above that the Investor is required to provide to the Company or its transfer agent, the Company shall, at the Investor’s written instruction, purchase from the Investor, subject to satisfaction of the requirements of applicable law in respect of such purchase, all Ordinary Shares acquired by the Investor pursuant to this Agreement that contain the restrictive legend referred to in Section 10.1(iii) hereof (or any similar restrictive legend), or that have any stop transfer orders maintained that prohibit or impede the transfer thereof in any respect, at the greater of (i) the purchase price paid for such Ordinary Shares (as applicable) and (ii) the Closing Sale Price of the Ordinary Shares on the date of the Investor’s written instruction.

Section 10.2. Specific Enforcement, Consent to Jurisdiction, Waiver of Jury Trial.

(i) The Company and the Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

(ii) Each of the Company and the Investor hereby irrevocably submits to the exclusive jurisdiction of the U.S. state and federal courts sitting in the City of New York, New York, for the adjudication of any dispute under this Agreement or in connection herewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law. By the execution and delivery of this Agreement, the Company acknowledges that it has, by separate written instrument, irrevocably designated and appointed Cogency Global Inc. (together with any successor, the “Agent for Service”) as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any state or federal court sitting in the City of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any Ordinary Shares remain available for issuance by the Company pursuant to this Agreement or any Securities are held by the Investor. Each of the Company and the Investor hereby consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement (or, in the case of the Company, to the Agent for Service) and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained in this Section 10.2 shall affect or limit any right to serve process in any other manner permitted by law.

(iii) EACH OF THE COMPANY AND THE INVESTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR DISPUTES RELATING HERETO. EACH OF THE COMPANY AND THE INVESTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.2.

Section 10.3. Entire Agreement. The Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to the subject matter hereof not expressly set forth in the Transaction Documents. The Disclosure Schedule and all exhibits to this Agreement are hereby incorporated by reference in, and made a part of, this Agreement as if set forth in full herein.

Section 10.4. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or electronic mail delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The address for such communications shall be:

If to the Company:

Tritium DCFC Limited

48 Miller Street

Murarrie, QLD 4172

Australia

Telephone Number: +61 (07) 3147 8500

Email: legal@tritium.com.au

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

300 North Wabash Avenue, Suite 2800

Chicago, Illinois 60611

Telephone Number: (312) 876-7700

Email:  christopher.lueking@latham.com

ryan.maierson@latham.com

roderick.branch@latham.com

Attention: Christopher Lueking

    Ryan Maierson

    Roderick Branch

If to the Investor:

B. Riley Principal Capital II, LLC

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

Telephone Number: (310) 966-1444

Email: legal@brileyfin.com

Attention: General Counsel

With a copy (which shall not constitute notice) to:

Dorsey & Whitney LLP

51 West 52nd Street

New York, New York 10019-6119

Telephone Number: (212) 415-9214

Email: marsico.anthony@dorsey.com

Attention: Anthony J. Marsico

Either party hereto may from time to time change its address for notices by giving at least five (5) days’ advance written notice of such changed address to the other party hereto.

Section 10.5. Waivers. No provision of this Agreement may be waived by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege.

Section 10.6. Amendments. No provision of this Agreement may be amended by the parties from and after the date that is one (1) Trading Day immediately preceding the date on which the Initial Registration Statement is initially filed with the Commission. Subject to the immediately preceding sentence, no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto.

Section 10.7. Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

Section 10.8. Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents. In addition, each and every reference to share prices (including the Threshold Price) and number of Ordinary Shares in any Transaction Document shall, in all cases, be subject to adjustment for any share splits, share combinations, share dividends, recapitalizations, reorganizations and other similar transactions that occur on or after the date of this Agreement. Any reference in this Agreement to “Dollars” or “$” shall mean the lawful currency of the United States of America. Any references to “Section” or “Article” in this Agreement shall, unless otherwise expressly stated herein, refer to the applicable Section or Article of this Agreement.

Section 10.9. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors. Neither the Company nor the Investor may assign this Agreement or any of its respective rights or obligations hereunder to any Person.

Section 10.10. No Third Party Beneficiaries. Except as expressly provided in Article IX, this Agreement is intended only for the benefit of the parties hereto and their respective successors, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 10.11. Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York, without giving effect to any choice of law statute, rule or regulation of such state that would cause the application of the laws of any other jurisdiction.

Section 10.12. Survival. The representations, warranties, covenants and agreements of the Company and the Investor contained in this Agreement shall survive the execution and delivery hereof until the termination of this Agreement; provided, however, that (i) the provisions of Article V (Representations, Warranties and Covenants of the Company), Article VIII (Termination), Article IX (Indemnification) and this Article X (Miscellaneous) shall remain in full force and effect indefinitely notwithstanding such termination, and, (ii) so long as the Investor owns any Securities, the covenants and agreements of the Company and the Investor contained in Article VI (Additional Covenants), shall remain in full force and effect notwithstanding such termination for a period of six (6) months following such termination.

Section 10.13. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Section 10.14. Publicity. The Company shall afford the Investor and its counsel with a reasonable opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, Commission filing or any other public disclosure made by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby, prior to the issuance, filing or public disclosure thereof. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure (i) contained in periodic reports filed with the Commission under the Exchange Act if it shall have previously provided the same disclosure to the Investor or its counsel for review in connection with a previous filing or (ii) any Prospectus Supplement if it contains disclosure that does not reference the Investor, its purchases hereunder or any aspect of the Transaction Documents or the transactions contemplated thereby. The Company agrees and acknowledges that its failure to comply with this provision in all material respects constitutes a Material Adverse Effect for purposes of Section 7.2(xi) and Section 7.3(i).

Section 10.15. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 10.16. Further Assurances. From and after the Closing Date, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

Section 10.17. Judgment Currency. The Company agrees to indemnify the Investor and all of its Affiliates, shareholders, officers, directors, employees and direct or indirect investors, against any loss incurred by the Investor as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.

THE COMPANY:

Executed by TRITIUM DCFC LIMITED in accordance with Section 127(1) of the Corporations Act (Cth):

By:	/s/ Jane Hunter
Name: Title:	Jane Hunter Chief Executive Officer and Director

By:	/s/ Michael R. Collins
Name: Title:	Michael R. Collins General Counsel and Company Secretary

THE INVESTOR:

B. RILEY PRINCIPAL CAPITAL II, LLC:

By:	/s/ Patrice McNicoll
Name:	Patrice McNicoll
Title:	Authorized Signatory

ANNEX I TO THE

ORDINARY SHARES PURCHASE AGREEMENT

DEFINITIONS

“Accountant” shall have the meaning assigned to such term in Section 5.6(d).

“Action” shall have the meaning assigned to such term in Section 5.13.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Agent for Service” shall have the meaning assigned to such term in Section 10.2(ii).

“Aggregate Limit” shall have the meaning assigned to such term in Section 2.1.

“Agreement” shall have the meaning assigned to such term in the preamble of this Agreement.

“Allowable Grace Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Anti-Corruption Laws” means (i) the U.S. Foreign Corrupt Practices Act of 1977, (ii) the UK Bribery Act 2010, (iii) Australian Criminal Code Act 1995 (Cth), (iv) Australian Anti-Money Laundering and Counter-Terrorism Financing Act 2006 (Cth), (v) anti-bribery legislation promulgated by the European Union and implemented by its member states, (vi) laws or any other type of legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and (vii) all other applicable, similar or equivalent anti-corruption, anti-bribery or anti-money laundering laws or any other type of legislation of any jurisdiction.

“ASIC” means the Australian Securities and Investments Commission.

“Bankruptcy Law” means Title 11, U.S. Code, or any similar U.S. federal or state or any Australian law for the relief of debtors, including, without limitation, U.S. federal or state insolvency laws and Australian insolvency laws.

“Beneficial Ownership Limitation” shall have the meaning assigned to such term in Section 3.5.

“Bloomberg” means Bloomberg, L.P.

“Bring-Down Negative Assurance Letter” shall have the meaning assigned to such term in Section 6.17.

“Broker-Dealer” shall have the meaning assigned to such term in Section 6.13.

“BRS” shall have the meaning assigned to such term in the Recitals.

“Business Systems” means all Software, computer hardware (whether general or special purpose), electronic data processors, databases, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems, including any outsourced systems and processes, and any Software and systems provided via the cloud or “as a service”, that are owned or administered by the Company and used in the conduct of the business of the Company or any of its Subsidiaries.

“CARES Act” shall have the meaning assigned to such term in Section 5.25.

“Closing” shall have the meaning assigned to such term in Section 2.2.

“Closing Date” means the date of this Agreement.

“Closing Sale Price” means, for the Ordinary Shares as of any date, the last closing trade price for the Ordinary Shares on the Trading Market (or, if the Ordinary Shares is then listed on an Eligible Market, on such Eligible Market), as reported by Bloomberg, or, if the Trading Market (or such Eligible Market, as applicable) begins to operate on an extended hours basis and does not designate the closing trade price for the Ordinary Shares, then the last trade price for the Ordinary Shares prior to 4:00 p.m., New York City time, as reported by Bloomberg. All such determinations shall be appropriately adjusted for any share splits, share dividends, share combinations, recapitalizations or other similar transactions during such period.

“Code” shall have the meaning assigned to such term in Section 5.24.

“Commencement” shall have the meaning assigned to such term in Section 3.1.

“Commencement Date” shall have the meaning assigned to such term in Section 3.1.

“Commencement Irrevocable Transfer Agent Instructions” shall have the meaning assigned to such term in Section 10.1(iv).

“Commission” means the U.S. Securities and Exchange Commission or any successor entity.

“Commission Documents” shall mean (1) all reports, schedules, registrations, forms, statements, information and other documents filed with or furnished to the Commission by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act on or after January 13, 2022, including, without limitation, (A) the Company’s Report of Foreign Private Issuer on Form 6-K dated January 2022 and filed with the Commission on January 14, 2022, including all documents and other information attached thereto or incorporated by reference therein as Exhibits thereto (the “Merger Form 6-K”) and (B) the Form 6-K Report; (2) the proxy statement/prospectus, dated December 21, 2021, of Decarbonization Plus Acquisition Corporation II, including the Annexes thereto and accompanying financial statements, and all documents incorporated therein by reference, filed with the Commission on December 21, 2021 pursuant to Rule 424(b) under the Securities Act (the “Merger Proxy Statement/Prospectus”); (3) each Registration Statement, as the same may be amended from time to time, the Prospectus contained therein and each Prospectus Supplement thereto and (4) all information contained in such filings and all documents and disclosures that have been and heretofore shall be incorporated by reference therein.

“Commitment Shares” means 112,236 shares of duly authorized, validly issued and fully paid Ordinary Shares which, concurrently with the execution and delivery of this Agreement on the Closing Date, the Company has caused its transfer agent to issue and deliver to the Investor not later than 4:00 p.m. (New York City time) on the Trading Day immediately following the Closing Date.

“Company” shall have the meaning assigned to such term in the preamble of this Agreement.

“Company Organizational Documents” means the incorporation and constitutional documents of the Company, as amended, modified or supplemented from time to time.

“Compliance Certificate” shall have the meaning assigned to such term in Section 7.2(ii).

“Confidential Information” means any information, knowledge or data concerning the businesses or affairs of (i) the Company or any of its Subsidiaries that is not in the public domain, or (ii) any Suppliers or customers of the Company or any of its Subsidiaries that is subject to restrictions on use or disclosure to third parties in any currently enforceable written confidentiality agreements with the Company or any of its Subsidiaries.

“Corporations Act” means the Australian Corporations Act 2001 (Cth), as amended, and the rules and regulations promulgated thereunder.

“Corporations Act Limitation” shall have the meaning assigned to such term in Section 3.4(b).

“Cover Price” shall have the meaning assigned to such term in Section 3.3.

“Custodian” shall mean any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

“Damages” shall have the meaning assigned to such term in Section 9.1.

“Dilutive Issuance” shall have the meaning assigned to such term in Section 6.6(ii).

“Disclosure Schedule” shall have the meaning assigned to such term in the preamble to Article V.

“Disqualification Event” shall have the meaning assigned to such term in Section 5.43.

“DTC” means The Depository Trust Company, a subsidiary of The Depository Trust & Clearing Corporation, or any successor thereto.

“DWAC” shall have the meaning assigned to such term in Section 5.33.

“DWAC Shares” means Ordinary Shares issued pursuant to this Agreement that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and without stop transfer instructions maintained against the transfer thereof and (iii) timely credited by the Company’s transfer agent to the Investor’s (or its designee’s) specified DWAC account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Effective Date” means, with respect to the Initial Registration Statement filed pursuant to Section 2(a) of the Registration Rights Agreement (or any post-effective amendment thereto) or any New Registration Statement filed pursuant to Section 2(c) of the Registration Rights Agreement (or any post-effective amendment thereto), as applicable, the date on which the Initial Registration Statement (or any post-effective amendment thereto) or any New Registration Statement (or any post-effective amendment thereto) is declared effective by the Commission.

“Effectiveness Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Eligible Market” means The Nasdaq Capital Market, The Nasdaq Global Select Market, the New York Stock Exchange or the NYSE American (or any nationally recognized successor to any of the foregoing).

“Entity” means any corporation (including any nonprofit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), firm, society, or other enterprise, association, organization, or entity.

“Environment” means any ambient air, surface water, drinking water, groundwater, land surface (whether below or above water), subsurface strata, sediment, plant or animal life, and natural resources.

“Environmental Claim” means any claim, judicial or administrative proceeding, investigation or notice by any Person, including any Governmental Authority, alleging potential liability (including potential liability for investigatory costs, cleanup or remediation costs, governmental or third party response costs, natural resource damages, property damage, personal injuries, or fines or penalties) based on or resulting from (a) the presence or Release of, or exposure to, any Hazardous Materials at any location, whether or not owned or operated by the Company or any of its Subsidiaries, as applicable, or (b) any Environmental Law, including the alleged or actual violation thereof.

“Environmental Laws” means any U.S. federal, state or local or any Australian law, statute, ordinance, regulation, order or rule relating to: (a) the Environment, including pollution, contamination, cleanup, preservation, protection and reclamation of the Environment, (b) the protection of human health with respect to, or the exposure of employees or third parties to, any Hazardous Materials, (c) any Release or threatened Release of any Hazardous Materials, including investigation, assessment, testing, monitoring, containment, removal, remediation and cleanup of any such Release or threatened Release, (d) the management of any Hazardous Materials, including the use, labeling, processing, disposal, storage, treatment, transport, or recycling of any Hazardous Materials, or (e) the presence of Hazardous Materials in any building, physical structure, product or fixture.

“Environmental Permits” means all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority required under Environmental Laws for the conduct of the business and activities of the Company and its Subsidiaries, as currently conducted.

“ERISA” shall have the meaning assigned to such term in Section 5.24.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“Exempt Issuance” means the issuance of (a) Ordinary Shares, options or other equity incentive awards pursuant to any equity incentive plan duly adopted for such purpose, by the Company’s Board of Directors or a majority of the members of a committee of the Board of Directors established for such purpose, (b) (1) any Securities issued to the Investor (or its designee) pursuant to the Transaction Documents, (2) any securities issued upon the exercise or exchange of or conversion of any Ordinary Shares or Ordinary Shares Equivalents held by the Investor at any time, or (3) any securities issued upon the exercise or exchange of or conversion of any Ordinary Shares Equivalents issued and outstanding on the date of this Agreement, provided that such securities referred to in this clause (3) have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions approved by the Company’s Board of Directors or a majority of the members of a committee of directors established for such purpose, which acquisitions, divestitures, licenses, partnerships, collaborations or strategic transactions can have a Variable Rate Transaction component, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) Ordinary Shares issued by the Company to the Investor (or its designee) in connection with any “equity line of credit” or other continuous offering or similar offering of Ordinary Shares (other than the transactions contemplated by the Transaction Documents) pursuant to one or more written agreements between the Company and the Investor or an Affiliate of the Investor executed after the date of this Agreement (if any), whereby the Company may sell Ordinary Shares to the Investor or an Affiliate of the Investor at a future determined price, (e) Ordinary Shares issued by the Company in any “at the market offering” or “equity distribution program” or similar offering of Ordinary Shares exclusively to or through B. Riley Securities, Inc. pursuant to one or more written agreements between the Company and B. Riley Securities, Inc., or (f) any warrants or Ordinary Shares issued or issuable by the Company pursuant to the Subscription and Registration Rights Agreement, dated September 2, 2022, by and among the Company and the parties listed under Holder on the signature pages thereto, and the Warrant Agreement, dated as of September 2, 2022, by and among the Company, Computershare Inc., a Delaware corporation, and its Affiliate, Computershare Trust Company, N.A., a federally chartered trust company.

“Ex-Im Laws” means all applicable laws relating to export, re-export, transfer, and import controls, including but not limited to the U.S. Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, the EU Dual Use Regulation, the various Laws administered by the Australian Government’s Department of Defence (including the Defence Trade Controls Act 2012 (Cth), the Defence Trade Controls Regulations 2013 (Cth), the Customs Act 1901 (Cth), the Customs (Prohibited Exports) Regulations 1958 (Cth)) and the Weapons of Mass Destruction Act 1955 (Cth)), and any similar laws of any Governmental Authority with jurisdiction over the Company, any Subsidiary of the Company, or any agent thereof to the extent that it is conducting business involving the Company or any of its Subsidiaries, to the extent that the Company, any of its Subsidiaries, or such agent is subject to such laws.

“Filing Deadline” shall have the meaning assigned to such term in the Registration Rights Agreement.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“FINRA Filing” shall have the meaning assigned to such term in Section 6.14.

“Form 6-K Report” shall have the meaning assigned to such term in Section 2.3.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, with the result that the holders of the Company’s share capital immediately prior to such consolidation or merger together beneficially own less than 50% of the outstanding voting power of the surviving or resulting corporation, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (3) take action to facilitate a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding Ordinary Shares (excluding any Ordinary Shares held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Ordinary Shares (not including any Ordinary Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify its Ordinary Shares, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Ordinary Shares.

“Future Purchase Suspension” shall have the meaning assigned to such term in Section 6.17.

“GAAP” shall have the meaning assigned to such term in Section 5.6(b).

“Governmental Authority” means any United States or non-United States: (i) nation, state, commonwealth, province, territory, region, county, city, municipality, district, or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; or (iii) governmental, quasi-governmental, public or statutory authority of any nature (including any governmental division, department, agency, regulatory or administrative authority, commission, instrumentality, official, organization, unit, body, or Entity and any court, judicial or arbitral body, or other tribunal).

“Government Official” means any officer or employee of a Governmental Authority, a public international organization, or any department or agency thereof or any person acting in an official capacity for such government or organization, including (i) a foreign official as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, (ii) a foreign public official as defined in the U.K. Bribery Act 2010, (iii) a foreign public official as defined in the Criminal Code Act 1995 (Cth), (iv) an officer or employee of a government-owned, controlled, operated enterprise, such as a national oil company, and (v) any non-U.S. political party, any party official or representative of a non-U.S. political party, or any candidate for a non-U.S. political office.

“Hazardous Materials” means all materials, chemicals, wastes, compounds and substances in any form defined, regulated or characterized as a pollutant, contaminant or toxic or hazardous substance or waste (or terms of similar meaning) under Environmental Laws protecting the Environment and human health, including petroleum, crude oil and any fraction thereof.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations, including as amended by the Health Information Technology for Clinical Health Act provisions of the American Recovery and Reinvestment Act of 2009, Pub. Law No. 111-5 and its implementing regulations.

“Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements, indemnities and other contingent obligations in respect of Indebtedness of others in excess of $100,000, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.

“Initial Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Intellectual Property” means (i) patents, patent applications and patent disclosures, together with all reissues, continuations, continuations-in-part, divisionals, revisions, extensions or reexaminations thereof, (ii) trademarks and service marks, trade dress, logos, trade names, corporate names, brands, slogans, and other source identifiers together with all translations, adaptations, derivations, combinations and other variants of the foregoing, and all applications, registrations, and renewals in connection therewith, together with all of the goodwill associated with the foregoing, (iii) copyrights, and other rights in works of authorship (whether or not copyrightable), and moral rights, and registrations and applications for registration, renewals and extensions thereof, (iv) trade secrets, proprietary know-how (including ideas, formulas, compositions, inventions (whether or not patentable or reduced to practice)), and database protection rights, (v) Internet domain name registrations, (vi) rights of privacy (excluding those arising under Privacy Laws) and publicity and all other intellectual property or proprietary rights of any kind or description, and (vii) all legal rights arising from clauses (i) through (vi) above, including the right to prosecute, enforce and perfect such interests and rights to sue, oppose, cancel, interfere, enjoin and collect damages based upon such interests, including such rights based on past infringement, if any, in connection with any of the foregoing.

“Intraday VWAP Purchase” shall mean either (i) an Intraday VWAP Purchase-Type A or (ii) an Intraday VWAP Purchase-Type B, as applicable.

“Intraday VWAP Purchase-Type A” shall have the meaning assigned to such term in Section 3.2.

“Intraday VWAP Purchase-Type B” shall have the meaning assigned to such term in Section 3.2.

“Intraday VWAP Purchase Commencement Time” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time that is the latest of: (i) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Company has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (ii) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (iii) the Investor’s timely receipt (acknowledged by email correspondence to each of the individual notice recipients of the Company set forth in the applicable Intraday VWAP Purchase Notice, other than via auto-reply) from the Company of the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase on the applicable Purchase Date therefor.

“Intraday VWAP Purchase Ending Time” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the time on the Purchase Date for such Intraday VWAP Purchase that is the earliest of: (i) 3:59 p.m., New York City time, on the applicable Purchase Date for such Intraday VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period has exceeded the applicable Intraday VWAP Purchase Share Volume Maximum for such Intraday VWAP Purchase (taking into account whether such Intraday VWAP Purchase is specified by the Company as an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B in the applicable Intraday VWAP Purchase Notice therefor); provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period shall exclude from such calculation (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable); and (iii) immediately at such time following the Intraday VWAP Purchase Commencement Time of the Intraday VWAP Purchase Period for such Intraday VWAP Purchase that the Sale Price of any Ordinary Share traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any Ordinary Share traded during such Intraday VWAP Purchase Period is less than the applicable Intraday VWAP Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction).

“Intraday VWAP Purchase Maximum Amount” means, (i) with respect to an Intraday VWAP Purchase-Type A made pursuant to Section 3.2, such number of Ordinary Shares equal to the lesser of: (a) 3,000,000, and (b) the product of (1) 0.10, multiplied by (2) the total number (or volume) of Ordinary Shares traded on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) during the Intraday VWAP Purchase Period for such Intraday VWAP Purchase-Type A, and (ii) with respect to an Intraday VWAP Purchase-Type B made pursuant to Section 3.2, such number of Ordinary Shares equal to the lesser of: (a) 3,000,000, and (b) the product of (1) 0.20, multiplied by (2) the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during the Intraday VWAP Purchase Period for such Intraday VWAP Purchase-Type B; provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such Intraday VWAP Purchase Period referred to in clause (i)(b)(2) and in clause (ii)(b)(2) above shall, in each case, exclude from such calculation (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction).

“Intraday VWAP Purchase Minimum Price Threshold” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the dollar amount specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday VWAP Purchase Ending Time” shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction); provided, however, that if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, then the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “Intraday VWAP Purchase Ending Time” shall have occurred during the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding the Purchase Date for such Intraday VWAP Purchase, multiplied by (b) 0.75 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction).

“Intraday VWAP Purchase Notice” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, an irrevocable written notice from the Company to the Investor, specifying whether such Intraday VWAP Purchase is an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B, and directing the Investor to subscribe for and purchase a specified Intraday VWAP Purchase Share Amount (such specified Intraday VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.2 as necessary to give effect to the applicable Intraday VWAP Purchase Maximum Amount for such Intraday VWAP Purchase), at the applicable Intraday VWAP Purchase Price therefor on the Purchase Date for such Intraday VWAP Purchase in accordance with this Agreement, that is delivered by the Company to the Investor and received by the Investor (i) after the latest of (X) 10:00 a.m., New York City time, on such Purchase Date, if the Company has not timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Purchase Date as such earlier VWAP Purchase, if the Company has timely delivered a VWAP Purchase Notice to the Investor for a VWAP Purchase on such Purchase Date, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Purchase Date as such Intraday VWAP Purchase, and (ii) prior to the earlier of (X) 3:30 p.m., New York City time, on such Purchase Date and (Y) such time that is exactly thirty (30) minutes immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on such Purchase Date, if the Trading Market (or such Eligible Market, as applicable) has theretofore publicly announced that the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date shall be earlier than 4:00 p.m., New York City time, on such Purchase Date.

“Intraday VWAP Purchase Period” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the period on the Purchase Date for such Intraday VWAP Purchase, beginning at the applicable Intraday VWAP Purchase Commencement Time and ending at the applicable Intraday VWAP Purchase Ending Time on such Purchase Date for such Intraday VWAP Purchase.

“Intraday VWAP Purchase Price” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the purchase price per Share to be subscribed for and purchased by the Investor in such Intraday VWAP Purchase, equal to the product of (i) 0.97, multiplied by (ii)

the VWAP of the Ordinary Shares for the applicable Intraday VWAP Purchase Period on the applicable Purchase Date for such Intraday VWAP Purchase; provided, that the calculation of the VWAP for the Ordinary Shares for the Intraday VWAP Purchase Period for an Intraday VWAP Purchase, (A) during which Intraday VWAP Purchase Period the opening or first purchase of Ordinary Shares at or following the official open of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on the Purchase Date for such Intraday VWAP Purchase has occurred, shall exclude from such calculation such opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, and (B) during which Intraday VWAP Purchase Period the last or closing sale of Ordinary Shares at or prior to the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on the Purchase Date for such Intraday VWAP Purchase has occurred (as applicable), shall exclude from such calculation such last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date. All such calculations shall be appropriately adjusted for any share dividend, share split, share combination, recapitalization or other similar transaction.

“Intraday VWAP Purchase Share Amount” means, with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the total number of Shares to be subscribed for and purchased by the Investor in such Intraday VWAP Purchase as specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase, which total number of Shares shall not exceed the Intraday VWAP Purchase Maximum Amount applicable to such Intraday VWAP Purchase, taking into account whether such Intraday VWAP Purchase is specified by the Company as an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B in the applicable Intraday VWAP Purchase Notice therefor (and such number of Shares specified by the Company in the applicable Intraday VWAP Purchase Notice for such Intraday VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.2 hereof as necessary to give effect to the Intraday VWAP Purchase Maximum Amount limitation applicable to such Intraday VWAP Purchase, taking into account whether such Intraday VWAP Purchase is specified by the Company as an Intraday VWAP Purchase-Type A or an Intraday VWAP Purchase-Type B in the applicable Intraday VWAP Purchase Notice therefor, as set forth in this Agreement).

“Intraday VWAP Purchase Share Volume Maximum” means, (i) with respect to an Intraday VWAP Purchase-Type A made pursuant to Section 3.2, a number of Ordinary Shares equal to the quotient obtained by dividing (a) the Intraday VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such Intraday VWAP Purchase-Type A, by (b) 0.10, and (ii) with respect to an Intraday VWAP Purchase-Type B made pursuant to Section 3.2, a number of Ordinary Shares equal to the quotient obtained by dividing (a) the Intraday VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such Intraday VWAP Purchase-Type B, by (b) 0.20 (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction).

“Investment Period” means the period commencing on the Commencement Date and expiring on the date this Agreement is subsequently terminated pursuant to Article VIII.

“Investor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Investor Expense Reimbursement” shall have the meaning assigned to such term in Section 10.1(i).

“Investor Party” shall have the meaning assigned to such term in Section 9.1.

“Issuer Covered Person” shall have the meaning assigned to such term in Section 5.43.

“IT Systems and Data” shall have the meaning assigned to such term in Section 5.41.

“Knowledge” means the actual knowledge of any of (i) the Company’s Chief Executive Officer and (ii) the Company’s Chief Financial Officer, in each case after reasonable inquiry of all officers, directors and employees of the Company and its Subsidiaries under such Person’s direct supervision who would reasonably be expected to have knowledge or information with respect to the matter in question.

“Legacy Tritium Holdings” means Tritium Holdings Pty Ltd, an Australian proprietary company limited by shares, and its consolidated Subsidiaries prior to January 13, 2022.

“Material Adverse Effect” means (i) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its Subsidiaries, taken as a whole, excluding any facts, circumstances, changes or effects, individually or in the aggregate, exclusively and directly resulting from, relating to or arising out of any of the following: (a) changes in conditions in the U.S. or global capital, credit or financial markets generally, including changes in the availability of capital or currency exchange rates, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies, (b) changes generally affecting the industries in which the Company and its Subsidiaries operate, provided such changes shall not have affected the Company and its Subsidiaries, taken as a whole, in a materially disproportionate manner as compared to other similarly situated companies, (c) any effect of the announcement of, or the consummation of the transactions contemplated by, this Agreement and the Registration Rights Agreement on the Company’s relationships, contractual or otherwise, with customers, suppliers, vendors, bank lenders, strategic venture partners or employees, (d) changes arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (e) any action taken by the Investor, any of its officers, its sole member or the Investor’s Broker-Dealer, or any of such Person’s successors with respect to the transactions contemplated by this Agreement and the Registration Rights Agreement, and (f) the effect of any changes in applicable laws or accounting rules, provided such changes shall not have affected the Company in a materially disproportionate manner as compared to other similarly situated companies; (ii) any condition, occurrence, state of facts or event having, or insofar as reasonably can be foreseen would likely have, any material adverse effect on the legality, validity or enforceability of any of the Transaction Documents or the transactions contemplated thereby; or (iii) any condition, occurrence, state of facts or event that would, or insofar as reasonably can be foreseen would likely, prohibit or otherwise materially interfere with or delay the ability of the Company to perform any of its obligations under any of the Transaction Documents to which it is a party.

“Merger Form 6-K” shall have the meaning assigned to such term in the definition of “Commission Documents”.

“Merger Proxy Statement/Prospectus” shall have the meaning assigned to such term in the definition of “Commission Documents”.

“MPA Period” means the period commencing at 5:00 p.m., New York City time, on the Trading Day immediately preceding the Trading Day on which any Affiliate of the Investor, including, without limitation, BRS, shall have published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company, and ending at 6:00 a.m., New York City time, on the sixth (6th) Trading Day immediately following the Trading Day on which any Affiliate of the Investor, including, without limitation, BRS, shall have published or distributed any research report (as such term is defined in Rule 500 of Regulation AC) concerning the Company.

“New Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“New York Court” shall have the meaning assigned to such term in Section 5.50.

“Non-Affiliate Shares” shall have the meaning assigned to such term in Section 5.44.

“Notice of Effectiveness” shall have the meaning assigned to such term in Section 10.1(iv).

“Ordinary Shares” means the fully paid ordinary shares in the capital of the Company.

“Ordinary Shares Equivalents” means any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“PCI DSS” means the Payment Card Industry Data Security Standard, issued by the Payment Card Industry Security Standards Council.

“PEA Period” means the period commencing at 9:30 a.m., New York City time, on the fifth (5th) Trading Day immediately prior to the filing of any post-effective amendment to the Initial Registration Statement or any New Registration Statement, and ending at 9:30 a.m., New York City time, on the Trading Day immediately following, the Effective Date of such post-effective amendment.

“Permits” shall have the meaning assigned to such term in Section 5.17(a).

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association, or to the extent not already covered, an Entity, or government, political subdivision, agency or instrumentality of a government, or to the extent not already covered, a Governmental Authority.

“Personal Information” means (i) information related to an identified or identifiable individual, device or household (e.g., name, address, telephone number, email address, financial account number, government-issued identifier), (ii) any other data used or intended to be used or which allows one to identify, contact, or precisely locate an individual, device or household, including any internet protocol address or other persistent identifier, (iii) any other, similar information or data regulated by privacy or data security statutes, laws, rules or regulations, and (iv) any information that is covered by PCI DSS.

“Policies” shall have the meaning assigned to such term in Section 5.42.

“Products” mean any products or services, developed, manufactured, performed, out-licensed, sold, distributed or otherwise made available by or on behalf of the Company or any of its Subsidiaries, or from which the Company or any of its Subsidiaries has derived previously, is currently deriving or is scheduled to derive, revenue from the sale or provision thereof.

“Privacy Laws” means all statutes, laws, rules, regulations and ordinances governing the receipt, collection, use, storage, handling, processing, sharing, security, use, disclosure, protection or transfer of Personal Information or the security of Company’s Business Systems, including the following laws and their implementing regulations: HIPAA, the Gramm-Leach-Bliley Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the CAN-SPAM Act, Canada’s Anti-Spam Legislation, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, Children’s Online Privacy Protection Act, California Consumer Privacy Act, Australian Privacy Act 1988 (Cth), Australian Spam Act 2003 (Cth), Australian Do Not Call Register Act 2006 (Cth) and any ancillary rules, binding guidelines, orders, directions, directives, codes of conduct or other instruments made or issued by a Governmental Authority under the foregoing instruments, state data security laws, state data breach notification laws, state consumer protection laws, the General Data Protection Regulation (EU) 2016/679, any applicable statutes, laws, rules, regulations and ordinances concerning requirements for website and mobile application privacy policies and practices, call or electronic monitoring or recording or any outbound communications (including outbound calling and text messaging, telemarketing, and e-mail marketing).

“Prospectus” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Prospectus Supplement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Purchase Condition Satisfaction Time” shall have the meaning assigned to such term in Section 7.3.

“Purchase Date” means, (i) with respect to a VWAP Purchase made pursuant to Section 3.1, the Trading Day on which the Investor timely receives, (A) after 6:00 a.m., New York City time, and (B) prior to 9:00 a.m., New York City time, on such Trading Day, a valid VWAP Purchase Notice for such VWAP Purchase in accordance with this Agreement, and (ii) with respect to an Intraday VWAP Purchase made pursuant to Section 3.2, the Trading Day on which the Investor timely receives a valid Intraday VWAP Purchase Notice for such Intraday VWAP Purchase in accordance with this Agreement, (A) after the latest of (X) 10:00 a.m., New York City time, on such Trading Day, if the Company has not timely delivered a valid VWAP Purchase Notice to the Investor for a VWAP Purchase on such Trading Day, (Y) the VWAP Purchase Ending Time of the VWAP Purchase Period for the VWAP Purchase preceding the applicable Intraday VWAP Purchase Period for such Intraday VWAP Purchase occurring on the same Trading Day as such earlier VWAP Purchase, if the Company has timely delivered a valid VWAP Purchase Notice to the Investor for a VWAP Purchase on such Trading Day, and (Z) the Intraday VWAP Purchase Ending Time of the Intraday VWAP Purchase Period for the most recent prior Intraday VWAP Purchase, if any, occurring on the same Trading Day as such Intraday VWAP Purchase, and (B) prior to the earlier of (X) 3:30 p.m., New York City time, on such Trading Day for such Intraday VWAP Purchase and (Y) such time that is exactly thirty (30) minutes immediately prior to the official close of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on such Trading Day, if the Trading Market (or such Eligible Market, as applicable) has publicly announced that the official close of the primary (or “regular”) trading session shall be earlier than 4:00 p.m., New York City time, on such Trading Day.

“Purchase Share Delivery Date” shall have the meaning assigned to such term in Section 3.3.

“Qualified Independent Underwriter” shall have the meaning assigned to such term in FINRA Rule 5121(f)(12).

“Reference Period” shall have the meaning assigned to such term in Section 6.6(ii).

“Reference Price” shall have the meaning assigned to such term in Section 6.6(ii).

“Registrable Securities” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Period” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Registration Rights Agreement” shall have the meaning assigned to such term in the recitals hereof.

“Registration Statement” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Regulation D” shall have the meaning assigned to such term in the recitals of this Agreement.

“Release” means any release, spill, emission, leaking, pumping, emitting, depositing, discharging, injecting, escaping, leaching, dispersing, dumping, pouring, disposing or migrating into, onto or through the Environment.

“Representation Date” shall have the meaning assigned to such term in Section 6.17.

“Restricted Period” shall have the meaning assigned to such term in Section 6.9(i).

“Restricted Person” shall have the meaning assigned to such term in Section 6.9(i).

“Restricted Persons” shall have the meaning assigned to such term in Section 6.9(i).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect.

“Sale Price” means any trade price for an Ordinary Share on the Trading Market, or if the Ordinary Shares are then traded on an Eligible Market, on such Eligible Market, as reported by Bloomberg.

“Sanctioned Country” means at any time, a country, region or territory which is itself the subject or target of any comprehensive Sanctions (as of the date of this Agreement, Crimea, Cuba, Iran, North Korea, Russia, Sudan, Syria and Venezuela).

“Sanctioned Person” means at any time any Person that is: (i) listed on any Sanctions-related list of designated or blocked Persons administered by a Governmental Authority to the extent that it has jurisdiction over the Company, any of its Subsidiaries, or any agent thereof to the extent that it is conducting business involving the Company or any of its Subsidiaries (including but not limited to the U.S. Department of Treasury’s Office of Foreign Assets Control’s Specially Designated Nationals List, Sectoral Sanctions Identifications List, and Foreign Sanctions Evaders List, the Consolidated List maintained by the Australian Sanctions Office, and the EU Consolidated Financial Sanctions List), (ii) the government of, located in, resident in, or organized under the laws of a Sanctioned Country, (iii) the Government of Venezuela, as defined in Executive Order 13884 of August 5, 2019; or (iv) majority-owned or controlled by a Person or Persons described in clauses (i) through (iii).

“Sanctions” means applicable trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures administered or enforced by (i) the United States (including without limitation the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, and the U.S. Department of Commerce), (ii) Australia (including without limitation the various sanctions Laws administered by the Australian Government’s Department of Foreign Affairs and Trade), (iii) the European Union and enforced by its member states, (iv) the United Nations, or (v) Her Majesty’s Treasury.

“Sarbanes-Oxley Act” shall have the meaning assigned to such term in Section 5.6(d).

“Section 4(a)(2)” shall have the meaning assigned to such term in the recitals of this Agreement.

“Securities” means, collectively, the Shares and the Commitment Shares.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Shares” shall mean the Ordinary Shares that may be subscribed for and purchased by the Investor under this Agreement pursuant to one or more VWAP Purchase Notices or pursuant to one or more Intraday VWAP Purchase Notices, but not including the Commitment Shares.

“Short Sales” shall mean “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act.

“Software” means all computer software (in any format, including object code, byte code or source code), and related system and user documentation.

“Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries.

“Supplier” means any Person that supplies inventory or other materials or personal property, components, or other goods or services (including, design, development and manufacturing services) that comprise or are utilized in, including in connection with the design, development, manufacture or sale of, the Products of the Company and its Subsidiaries.

“Threshold Price” means $1.00, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, share split or other similar transaction, the “Threshold Price” shall mean the lower of (i) such adjusted price and (ii) $1.00.

“Total Commitment” shall have the meaning assigned to such term in Section 2.1.

“Trading Day” shall mean any day on which the Trading Market or, if the Ordinary Shares is then listed on an Eligible Market, such Eligible Market is open for “regular” trading, including any day on which the Trading Market (or such Eligible Market, as applicable) is open for “regular” trading for a period of time less than the customary “regular” trading period.

“Trading Market” means The Nasdaq Global Market (or any nationally recognized successor thereto).

“Transaction Documents” means, collectively, this Agreement (as qualified by the Disclosure Schedule) and the exhibits hereto, the Registration Rights Agreement, and the exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any equity or debt securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional Ordinary Shares or Ordinary Shares Equivalents either (A) at a conversion price, exercise price, exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Ordinary Shares at any time after the initial issuance of such equity or debt securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such equity or debt security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares (including, without limitation, any “full ratchet” or “weighted average” anti-dilution provisions, but not including any standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, share split or other similar transaction), (ii) issues or sells any equity or debt securities, including without limitation, Ordinary Shares or Ordinary Shares Equivalents, either (A) at a price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Ordinary Shares (other than standard anti-dilution protection for any reorganization, recapitalization, non-cash dividend, share split or other similar transaction), or (B) that are subject to or contain any put, call, redemption, buy-back, price-reset or other similar provision or mechanism (including, without limitation, a “Black-Scholes” put or call right, other than in connection with a “fundamental transaction”) that provides for the issuance of additional equity securities of the Company or the payment of cash by the Company, or (iii) enters into any agreement, including, but not limited to, an “equity line of credit” or “at the market offering” or other continuous offering or similar offering of Ordinary Shares or Ordinary Shares Equivalents, whereby the Company may sell Ordinary Shares or Ordinary Shares Equivalents at a future determined price.

“VWAP” means, for the Ordinary Shares for a specified period, the dollar volume-weighted average price for the Ordinary Shares on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market), for such period, as reported by Bloomberg through its “AQR” function; provided, however, that (i) the calculation of the dollar volume-weighted average price for the Ordinary Shares for the VWAP Purchase Period for each VWAP Purchase, (A) during which VWAP Purchase Period the opening or first purchase of Ordinary Shares at or following the official open of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on the Purchase Date for such VWAP Purchase has occurred, shall exclude from such calculation such opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, and (B) during which VWAP Purchase Period the last or closing sale of Ordinary Shares at or prior to the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on the Purchase Date for such VWAP Purchase has occurred (as applicable), shall exclude from such calculation such last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date; and (ii) the calculation of the dollar volume-weighted average price for the Ordinary Shares for the Intraday VWAP Purchase Period for each Intraday VWAP Purchase, (A) during which Intraday VWAP Purchase Period the opening or first purchase of Ordinary Shares at or following the official open of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible

Market, on such Eligible Market) on the Purchase Date for such Intraday VWAP Purchase has occurred, shall exclude from such calculation such opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, and (B) during which Intraday VWAP Purchase Period the last or closing sale of Ordinary Shares at or prior to the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on the Purchase Date for such Intraday VWAP Purchase has occurred (as applicable), shall exclude from such calculation such last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date. All such calculations shall be appropriately adjusted for any share dividend, share split, share combination, recapitalization or other similar transaction.

“VWAP Purchase” shall mean either (i) a VWAP Purchase-Type A or (ii) a VWAP Purchase-Type B, as applicable.

“VWAP Purchase-Type A” shall have the meaning assigned to such term in Section 3.1.

“VWAP Purchase-Type B” shall have the meaning assigned to such term in Section 3.1.

“VWAP Purchase Commencement Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, 9:30:01 a.m., New York City time, on the Purchase Date for such VWAP Purchase, or such later time on such Purchase Date publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official open of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date.

“VWAP Purchase Ending Time” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the time on the Purchase Date for such VWAP Purchase that is the earliest of: (i) 3:59 p.m., New York City time, on the applicable Purchase Date for such VWAP Purchase, or such earlier time publicly announced by the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) as the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on such Purchase Date; (ii) immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period has exceeded the applicable VWAP Purchase Share Volume Maximum for such VWAP Purchase (taking into account whether such VWAP Purchase is specified by the Company as a VWAP Purchase-Type A or a VWAP Purchase-Type B in the applicable VWAP Purchase Notice therefor); provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period shall exclude from such calculation (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable); and (iii) immediately at such time following the VWAP Purchase Commencement Time of the VWAP Purchase Period for such VWAP Purchase that the Sale Price of any Ordinary

Share traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold; provided, however, that the determination of whether the Sale Price of any Ordinary Share traded during such VWAP Purchase Period is less than the applicable VWAP Purchase Minimum Price Threshold shall exclude (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction).

“VWAP Purchase Maximum Amount” means, (i) with respect to a VWAP Purchase-Type A made pursuant to Section 3.1, such number of Ordinary Shares equal to the lesser of: (a) 3,000,000, and (b) the product of (1) 0.10, multiplied by (2) the total number (or volume) of Ordinary Shares traded on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, by such Eligible Market) during the VWAP Purchase Period for such VWAP Purchase-Type A, and (ii) with respect to a VWAP Purchase-Type B made pursuant to Section 3.1, such number of Ordinary Shares equal to the lesser of: (a) 3,000,000, and (b) the product of (1) 0.20, multiplied by (2) the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during the VWAP Purchase Period for such VWAP Purchase-Type B; provided, however, that the calculation of the total number (or volume) of Ordinary Shares traded on the Trading Market (or on such Eligible Market, as applicable) during such VWAP Purchase Period referred to in clause (i)(b)(2) and in clause (ii)(b)(2) above shall, in each case, exclude from such calculation (A) the opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date and (B) the last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date (as applicable) (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction).

“VWAP Purchase Minimum Price Threshold” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the dollar amount specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase as the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “VWAP Purchase Ending Time” shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction); provided, however, that if the Company has not specified any such dollar amount as the per share minimum Sale Price threshold in the applicable VWAP Purchase Notice for such VWAP Purchase, then the per share minimum Sale Price threshold to be used in determining whether the event in clause (iii) of the definition of “VWAP Purchase Ending Time” shall have occurred during the applicable VWAP Purchase Period for such VWAP Purchase shall be such dollar amount equal to the product of (a) the Closing Sale Price of the Ordinary Shares on the Trading Day immediately preceding the Purchase Date for such VWAP Purchase, multiplied by (b) 0.75 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction).

“VWAP Purchase Notice” means, with respect to a VWAP Purchase made pursuant to Section 3.1, an irrevocable written notice delivered by the Company to the Investor, and received by the Investor, after 6:00 a.m., New York City time, and prior to 9:00 a.m., New York City time, on the Purchase Date for such VWAP Purchase, specifying whether such VWAP Purchase is a VWAP Purchase-Type A or a VWAP Purchase-Type B, and directing the Investor to subscribe for and purchase a specified VWAP Purchase Share Amount (such specified VWAP Purchase Share Amount subject to adjustment as set forth in Section 3.1 as necessary to give effect to the applicable VWAP Purchase Maximum Amount for such VWAP Purchase), at the applicable VWAP Purchase Price therefor on such Purchase Date for such VWAP Purchase in accordance with this Agreement.

“VWAP Purchase Period” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the period on the Purchase Date for such VWAP Purchase, beginning at the applicable VWAP Purchase Commencement Time and ending at the applicable VWAP Purchase Ending Time on such Purchase Date for such VWAP Purchase.

“VWAP Purchase Price” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the purchase price per Share to be subscribed for and purchased by the Investor in such VWAP Purchase, equal to the product of (i) 0.97, multiplied by (ii) the VWAP of the Ordinary Shares for the applicable VWAP Purchase Period on the applicable Purchase Date for such VWAP Purchase; provided, that the calculation of the VWAP for the Ordinary Shares for the VWAP Purchase Period for a VWAP Purchase, (A) during which VWAP Purchase Period the opening or first purchase of Ordinary Shares at or following the official open of the primary (or “regular”) trading session on the Trading Market (or, if the Ordinary Shares are then listed on an Eligible Market, on such Eligible Market) on the Purchase Date for such VWAP Purchase has occurred, shall exclude from such calculation such opening or first purchase of Ordinary Shares at or following the official open of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date, and (B) during which VWAP Purchase Period the last or closing sale of Ordinary Shares at or prior to the official close of the primary (or “regular”) trading session on the Trading Market (or on such Eligible Market, as applicable) on the Purchase Date for such VWAP Purchase has occurred (as applicable), shall exclude from such calculation such last or closing sale of Ordinary Shares at or prior to the official close of such primary (or “regular”) trading session that is reported in the consolidated system on such Purchase Date. All such calculations shall be appropriately adjusted for any share dividend, share split, share combination, recapitalization or other similar transaction.

“VWAP Purchase Share Amount” means, with respect to a VWAP Purchase made pursuant to Section 3.1, the total number of Shares to be subscribed for and purchased by the Investor in such VWAP Purchase as specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase, which total number of Shares shall not exceed the VWAP Purchase Maximum Amount applicable to such VWAP Purchase, taking into account whether such VWAP Purchase is specified by the Company as a VWAP Purchase-Type A or a VWAP Purchase-Type B in the applicable VWAP Purchase Notice therefor (and such number of Shares specified by the Company in the applicable VWAP Purchase Notice for such VWAP Purchase shall be subject to automatic adjustment in accordance with Section 3.1 hereof as necessary to give effect to the VWAP Purchase Maximum Amount limitation applicable to such VWAP Purchase, taking into account whether such VWAP Purchase is specified by the Company as a VWAP Purchase-Type A or a VWAP Purchase-Type B in the applicable VWAP Purchase Notice therefor, as set forth in this Agreement).

“VWAP Purchase Share Volume Maximum” means, (i) with respect to a VWAP Purchase-Type A made pursuant to Section 3.1, a number of Ordinary Shares equal to the quotient obtained by dividing (a) the VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such VWAP Purchase-Type A, by (b) 0.10, and (ii) with respect to a VWAP Purchase-Type B made pursuant to Section 3.1, a number of Ordinary Shares equal to the quotient obtained by dividing (a) the VWAP Purchase Share Amount to be subscribed for and purchased by the Investor in such VWAP Purchase-Type B, by (b) 0.20 (in each case to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, share split, reverse share split or other similar transaction).

EXHIBIT A

FORM OF REGISTRATION RIGHTS AGREEMENT

A-1

EXHIBIT B

CLOSING CERTIFICATE

B-1

EXHIBIT C

COMPLIANCE CERTIFICATE

C-1